SIGNED
SEC. File Nos. 2- 50700
               811-2444

                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      FORM N-1A
                              Registration Statement
                                      Under
                            the Securities Act of 1933
                         Post-Effective Amendment No. 44
                                      and
                             Registration Statement
                                     Under
                        The Investment Company Act of 1940
                              Amendment No. 25

                         THE BOND FUND OF AMERICA, INC.
                (Exact Name of Registrant as specified in charter)
                            333 South Hope Street
                        Los Angeles, California 90071
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                               (213) 486-9200


                         JULIE F. WILLIAMS, Secretary
                        The Bond Fund of America, Inc.
                            333 South Hope Street
                        Los Angeles, California 90071
                   (name and address of agent for service)


                                 Copies to:
                          ROBERT E. CARLSON, ESQ.
                   PAUL, HASTINGS, JANOFSKY & WALKER LLP
                           555 S. Flower Street
                         Los Angeles, CA 90071-2371
                        (Counsel for the Registrant)

                 Approximate date of proposed public offering:
      It is proposed that this filing become effective on March 1, 1999, pursuant to paragraph (b) of rule 485.

                           [THE AMERICAN FUNDS LOGO]

--------------------------------------------------------------------------------

                                 The Bond Fund
                                 of America(SM)
                                   Prospectus

                                 MARCH 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE BOND FUND OF AMERICA, INC.
333 South Hope Street
Los Angeles, CA 90071

TICKER SYMBOL: ABNDX             NEWSPAPER ABBREV.: Bond            FUND NO.: 08

-----------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                             2
 ..................................................................
Fees and Expenses of the Fund                                   5
 ..................................................................
Investment Objective, Strategies and Risks                      6
 ..................................................................
Year 2000                                                       9
 ..................................................................
Management and Organization                                    10
 ..................................................................
Shareholder Information                                        12
 ..................................................................
Purchase and Exchange of Shares                                13
 ..................................................................
Distribution Arrangements                                      17
 ..................................................................
Financial Highlights                                           18

-----------------------------------------------------------------

08-010-0399/B                         THE BOND FUND OF AMERICA / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest significantly in high-yield, high-risk bonds.

The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The values of debt securities held by the fund may be affected by changing interest rates and credit ratings. High-yield, high-risk and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Although all securities in the fund's portfolio, including U.S. securities may be adversely affected by global economic, political and social events, investments outside the U.S. may be affected to a greater extent. In addition, the value of certain securities may also be affected by currency fluctuations.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   THE BOND FUND OF AMERICA / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may fluctuate. Past results are not an indication of future results.

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)
 [begin bar chart]

                89                          10.13
                90                           3.27
                91                          21.04
                92                          11.34
                93                          14.14
                94                          -5.02
                95                          18.25
                96                           6.71
                97                           9.24
                98                           5.17

 The fund's highest/lowest quarterly results during this time period were:

 [X] HIGHEST  6.06% (quarter ended June 30, 1995)

 [X] LOWEST  -3.78% (quarter ended March 31, 1994)

                                      THE BOND FUND OF AMERICA / PROSPECTUS    3

For periods ended December 31, 1998:

                                        THE FUND
                                      WITH MAXIMUM    LEHMAN BROTHERS
          AVERAGE ANNUAL              SALES CHARGE       AGGREGATE
           TOTAL RETURN               DEDUCTED(1)      BOND INDEX(2)
---------------------------------------------------------------------
One Year                                 0.16%             8.69%
 ....................................................................
Five Years                               5.58%             7.27%
 ....................................................................
Ten Years                                8.66%             9.26%
 ....................................................................
Lifetime(3)                              9.98%             9.70%
Yield(1): 6.64%

(For current yield information call American FundsLine(R) at 1-800-325-3590)

(1) These fund results were calculated according to a formula which requires that the maximum sales charge of 4.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

(2) The Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses. The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between May 31, 1974 and December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used.

(3) The fund began investment operations on May 28, 1974.

  4   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       4.75%(1)
 ...................................................................
Maximum sales charge imposed on reinvested dividends           0%
 ...................................................................
Maximum deferred sales charge                               0%(2)
 ...................................................................
Redemption or exchange fees                                    0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management Fees                                             0.32%
 ...................................................................
Service (12b-1) Fees                                       0.25%*
 ...................................................................
Other Expenses                                              0.09%
 ...................................................................
Total Annual Fund Operating Expenses                        0.66%

*12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One Year                                                   $   539
 ...................................................................
Three Years                                                $   676
 ...................................................................
Five Years                                                 $   825
 ...................................................................
Ten Years                                                  $ 1,258

                                      THE BOND FUND OF AMERICA / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. Normally, the fund invests the majority of its assets in bonds and debt securities rated A and above, including securities issued by the U.S. and other governments and securities backed by mortgages and other assets. The fund may also invest significantly in high-yield, high-risk bonds.

The value of debt securities held by the fund may be affected by factors such as changing interest rates, credit ratings, and effective maturities. For example, the value of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. The values of high-yield, high-risk and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their mortgages and "prepay" their principal earlier than expected. The fund must then reinvest the unanticipated principal in new securities when interest rates on new mortgage investments are falling, thus reducing the income of the fund.

The value of non-U.S. securities may decline in response to currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. The fund may also invest in cash or cash equivalents of any issuer to any extent deemed appropriate. The extent of the fund's cash position will depend on market conditions, fund purchases, and redemptions, and other factors. For example, in response to abnormal market conditions, the fund may invest substantially in cash or cash equivalents. This may detract from the achievement of the fund's objective over the short term, or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

  6   THE BOND FUND OF AMERICA / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

(For periods ended December 31, 1998)

                              THE FUND WITH
      AVERAGE ANNUAL         NO SALES CHARGE        LIPPER
       TOTAL RETURN            DEDUCTED(1)        AVERAGE(2)      CPI(3)
------------------------------------------------------------------------
One Year                          5.17%             7.48%         1.61%
 ........................................................................
Five Years                        6.61%             6.54%         2.37%
 ........................................................................
Ten Years                         9.19%             8.84%         3.12%
 ........................................................................
Lifetime(4)                      10.20%             9.50%         5.07%

These results do not reflect sales charges. Sales charges are reduced or eliminated for larger purchases and purchases by certain retirement plans.

(1) These fund results were calculated according to a formula that is required for all stock and bond funds.

(2) The Lipper Average of Corporate Debt A-Rated Bond Funds consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges and commissions.

(3) The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(4) The fund began investment operations on May 28, 1974.

                                      THE BOND FUND OF AMERICA / PROSPECTUS    7

  The following chart illustrates the portfolio composition of the fund as of the end of its fiscal year, December 31, 1998.
[begin pie chart]

CORPORATE BONDS                     MORTGAGE- AND ASSET-   U.S. TREASURY SECURITIES   NON-U.S. GOVERNMENT    CASH AND EQUIVALENTS
---------------                      BACKED SECURITIES     ------------------------        BONDS AND         --------------------
                                    --------------------                                  GOVERNMENTAL
                                                                                          AUTHORITIES
                                                                                      -------------------
46.2                                       24.30                     14.40                    7.80                   6.50

 [end pie chart]
  HOLDINGS BY QUALITY RATING

  See the Appendix for a description of quality ratings.

                                                              PERCENT OF
                                                              NET ASSETS
------------------------------------------------------------------------
U.S. Treasury and Agency                                         23.9%
 ........................................................................
Money Market                                                      5.6
 ........................................................................
Aaa/AAA                                                          13.9
 ........................................................................
Aa/AA                                                             5.3
 ........................................................................
A/A                                                              12.3
 ........................................................................
Baa/BBB                                                          14.4
 ........................................................................
Ba/BB                                                             7.3
 ........................................................................
B/B                                                              13.0
 ........................................................................
Caa/CCC                                                           3.1
 ........................................................................
Other                                                             1.2*
 ........................................................................

  *including equity-type securities and cash

  Because the fund is actively managed, its holdings will change from time to time.

  8   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                      THE BOND FUND OF AMERICA / PROSPECTUS    9

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Bond Fund of America are listed on the following page.

  10   THE BOND FUND OF AMERICA / PROSPECTUS

                                                                                APPROXIMATE YEARS OF
                                                                            EXPERIENCE AS AN INVESTMENT
                                                                                    PROFESSIONAL
                                                                          (INCLUDING THE LAST FIVE YEARS)
                                                                     .....................................
                                                 YEARS OF EXPERIENCE
                                               AS PORTFOLIO COUNSELOR      WITH CAPITAL
                                             (AND RESEARCH PROFESSIONAL,   RESEARCH AND
 PORTFOLIO COUNSELORS                            IF APPLICABLE) FOR         MANAGEMENT
  FOR THE BOND FUND                           THE BOND FUND OF AMERICA      COMPANY OR
      OF AMERICA         PRIMARY TITLE(S)           (APPROXIMATE)           AFFILIATES       TOTAL YEARS
 ---------------------------------------------------------------------------------------------------------

 ABNER D. GOLDSTINE    President and         25 years (since the fund     32 years         47 years
                       Director              began operations)
                       of the fund. Senior
                       Vice President and
                       Director, Capital
                       Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 DAVID C.              Vice President of     4 years                      11 years         18 years
 BARCLAY               the fund. Vice
                       President, Capital
                       Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 JOHN H.               Vice President of     10 years                     16 years         17 years
 SMET                  the fund. Vice
                       President, Capital
                       Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 MARK H.               Vice President --     5 years                      11 years         21 years
 DALZELL               Investment
                       Management Group,
                       Capital Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 MARK R. MACDONALD     Vice President --     Less than 1 year             5 years          13 years
                       Investment
                       Management Group,
                       Capital Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 SUSAN M.              Senior Vice           1 year (plus 7 years as a    9 years          11 years
 TOLSON                President             research professional prior
                       and Director,         to becoming a portfolio
                       Capital Research      counselor for the fund)
                       Company*
 ---------------------------------------------------------------------------------------------------------

 * Company affiliated with Capital Research and Management Company. The fund began investment operations on May 28, 1974.



                                     THE BOND FUND OF AMERICA / PROSPECTUS    11

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                         [U.S. MAP]

      WESTERN SERVICE    WESTERN CENTRAL    EASTERN CENTRAL      EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.
  12   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                     THE BOND FUND OF AMERICA / PROSPECTUS    13

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A PERCENTAGE OF
                                  .................................
                                                           NET        DEALER CONCESSION
                                     OFFERING            AMOUNT            AS % OF
           INVESTMENT                  PRICE            INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------------
Less than $25,000                    4.75%              4.99%               4.00%
 .....................................................................................
$25,000 but less than $50,000        4.50%              4.71%               3.75%
 .....................................................................................
$50,000 but less than $100,000       4.00%              4.17%               3.25%
 .....................................................................................
$100,000 but less than $250,000      3.50%              3.63%               2.75%
 .....................................................................................
$250,000 but less than $500,000      2.50%              2.56%               2.00%
 .....................................................................................
$500,000 but less $1 million         2.00%              2.04%               1.60%
 .....................................................................................
$1 million or more and certain
other investments described
below                              see below          see below           see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

  14   THE BOND FUND OF AMERICA / PROSPECTUS

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                                     THE BOND FUND OF AMERICA / PROSPECTUS    15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

  16   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                     THE BOND FUND OF AMERICA / PROSPECTUS    17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                       YEAR ENDED DECEMBER 31
                                                 .................................
                                        1998        1997        1996        1995        1994
                                       ------------------------------------------------
Net asset value, beginning of period   $14.00      $13.75      $13.88      $12.69      $14.45
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     .94         .98        1.02        1.05        1.05
 ..............................................................................................
Net gains or losses
on securities (both
realized and unrealized)                 (.24)        .25        (.13)       1.18       (1.76)
---------------------------------------------------------------------------------------------
Total income from investment
operations                                .70        1.23         .89        2.23        (.71)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment
income)                                  (.95)       (.98)      (1.02)      (1.04)      (1.05)
 ..............................................................................................
Distributions (from capital gains)       (.14)         --          --          --          --
---------------------------------------------------------------------------------------------
Total distributions                     (1.09)       (.98)      (1.02)      (1.04)      (1.05)
 ..............................................................................................
Net asset value, end of period         $13.61      $14.00      $13.75      $13.88      $12.69
---------------------------------------------------------------------------------------------
Total return(1)                         5.17%       9.24%       6.71%      18.25%      (5.02)%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period              $9,541      $8,176      $7,002      $6,290      $4,941
 ..............................................................................................
Ratio of expenses to average net
assets                                   .66%        .68%        .71%        .74%        .69%
 ..............................................................................................
Ratio of net income to average net
assets                                  6.94%       6.95%       7.47%       7.87%       7.77%
 ..............................................................................................
Portfolio turnover rate                66.25%      51.96%      43.43%      43.80%      56.98%

(1) Excludes maximum sales charge of 4.75%.

  18   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default of having other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

                                     THE BOND FUND OF AMERICA / PROSPECTUS    19

Standard & Poor's rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

  20   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                     THE BOND FUND OF AMERICA / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900 ext.11

                     FOR 24-HOUR INFORMATION
                  American         American Funds
                  FundsLine(R)     Internet Web site
                  800/325-3590     http://www.americanfunds.com
   Telephone conversations may be recorded or monitored for
   verification, recordkeeping and quality assurance purposes.
   ------------------------------------------------------------
   MULTIPLE TRANSLATIONS
   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the
   meaning of any word or phrase in a translation, the English text will prevail.
   ------------------------------------------------------------
                         OTHER FUND INFORMATION
   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
   Contains additional information about the fund including
   financial statements, investments results, portfolio
   holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report).
   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   Contains more detailed information on all aspects of the
   fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and
   Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials
   about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C.
   (1-800-SEC-0330) or on the SEC's Internet Web site at
   http://www.sec.gov.
   CODE OF ETHICS
   Includes a description of the fund's personal investing
   policy.
   To request a free copy of any of the documents above:
   Call American Funds      or     Write to the Secretary of
   Service Company                 the fund
   800/421-0180 ext.1              333 South Hope Street
                                   Los Angeles, CA 90071

          Investment Company File No. 811-2444
                                   [LOGO] Printed on recycled paper





THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.
/s/ Julie F. Williams
Julie F. Williams
Secretary

                           [THE AMERICAN FUNDS LOGO]

--------------------------------------------------------------------------------

                                 The Bond Fund
                                 of America(SM)
                                   Prospectus

                                 MARCH 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT
DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE BOND FUND OF AMERICA, INC.
333 South Hope Street
Los Angeles, CA 90071
TICKER SYMBOL: ABNDX             NEWSPAPER ABBREV.: Bond            FUND NO.: 08

-----------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                             2
 ..................................................................
Fees and Expenses of the Fund                                   5
 ..................................................................
Investment Objective, Strategies and Risks                      6
 ..................................................................
Year 2000                                                       9
 ..................................................................
Management and Organization                                    10
 ..................................................................
Shareholder Information                                        12
 ..................................................................
Purchase and Exchange of Shares                                13
 ..................................................................
Distribution Arrangements                                      17
 ..................................................................
Financial Highlights                                           18

-----------------------------------------------------------------

08-010-0399/B                         THE BOND FUND OF AMERICA / PROSPECTUS    1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to maximize your level of current income and preserve your capital by investing primarily in bonds. Normally, the fund invests the majority of its assets in bonds rated A and above. The fund may also invest significantly in high-yield, high-risk bonds.

The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to certain events, such as changes in the market or general economy. The values of debt securities held by the fund may be affected by changing interest rates and credit ratings. High-yield, high-risk and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Although all securities in the fund's portfolio, including U.S. securities may be adversely affected by global economic, political and social events, investments outside the U.S. may be affected to a greater extent. In addition, the value of certain securities may also be affected by currency fluctuations.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

  2   THE BOND FUND OF AMERICA / PROSPECTUS

INVESTMENT RESULTS

The following information illustrates how the fund's results may fluctuate. Past results are not an indication of future results.

  Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)
[begin bar chart]

                89                          10.13
                90                           3.27
                91                          21.04
                92                          11.34
                93                          14.14
                94                          -5.02
                95                          18.25
                96                           6.71
                97                           9.24
                98                           5.17

 [end bar chart]
 The fund's highest/lowest quarterly results during this time period were:

 [X] HIGHEST  6.06% (quarter ended June 30, 1995)

 [X] LOWEST  -3.78% (quarter ended March 31, 1994)

                                      THE BOND FUND OF AMERICA / PROSPECTUS    3

For periods ended December 31, 1998:

                                        THE FUND
                                      WITH MAXIMUM    LEHMAN BROTHERS
          AVERAGE ANNUAL              SALES CHARGE       AGGREGATE
           TOTAL RETURN               DEDUCTED(1)      BOND INDEX(2)
---------------------------------------------------------------------
One Year                                 0.16%             8.69%
 ....................................................................
Five Years                               5.58%             7.27%
 ....................................................................
Ten Years                                8.66%             9.26%
 ....................................................................
Lifetime(3)                              9.98%             9.70%
Yield(1): 6.64%

(For current yield information call American FundsLine(R) at 1-800-325-3590)

(1) These fund results were calculated according to a formula which requires that the maximum sales charge of 4.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

(2) The Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses. The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between May 31, 1974 and December 31, 1975, the Lehman Brothers Government/Corporate Bond Index was used.

(3) The fund began investment operations on May 28, 1974.

  4   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       4.75%(1)
 ...................................................................
Maximum sales charge imposed on reinvested dividends           0%
 ...................................................................
Maximum deferred sales charge                               0%(2)
 ...................................................................
Redemption or exchange fees                                    0%

(1) Sales charges are reduced or eliminated for larger purchases.

(2) A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

Management Fees                                             0.32%
 ...................................................................
Service (12b-1) Fees                                       0.25%*
 ...................................................................
Other Expenses                                              0.09%
 ...................................................................
Total Annual Fund Operating Expenses                        0.66%

*12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One Year                                                   $   539
 ...................................................................
Three Years                                                $   676
 ...................................................................
Five Years                                                 $   825
 ...................................................................
Ten Years                                                  $ 1,258

                                      THE BOND FUND OF AMERICA / PROSPECTUS    5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. Normally, the fund invests the majority of its assets in bonds and debt securities rated A and above, including securities issued by the U.S. and other governments and securities backed by mortgages and other assets. The fund may also invest significantly in high-yield, high-risk bonds.

The value of debt securities held by the fund may be affected by factors such as changing interest rates, credit ratings, and effective maturities. For example, the value of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. The values of high-yield, high-risk and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, many types of debt securities, including mortgage-related securities, are subject to prepayment risk. For example, when interest rates fall, homeowners are more likely to refinance their mortgages and "prepay" their principal earlier than expected. The fund must then reinvest the unanticipated principal in new securities when interest rates on new mortgage investments are falling, thus reducing the income of the fund.

The value of non-U.S. securities may decline in response to currency fluctuations, political, social and economic instability, differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. The fund may also invest in cash or cash equivalents of any issuer to any extent deemed appropriate. The extent of the fund's cash position will depend on market conditions, fund purchases, and redemptions, and other factors. For example, in response to abnormal market conditions, the fund may invest substantially in cash or cash equivalents. This may detract from the achievement of the fund's objective over the short term, or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

  6   THE BOND FUND OF AMERICA / PROSPECTUS

ADDITIONAL INVESTMENT RESULTS

(For periods ended December 31, 1998)

                              THE FUND WITH
      AVERAGE ANNUAL         NO SALES CHARGE        LIPPER
       TOTAL RETURN            DEDUCTED(1)        AVERAGE(2)      CPI(3)
------------------------------------------------------------------------
One Year                          5.17%             7.48%         1.61%
 ........................................................................
Five Years                        6.61%             6.54%         2.37%
 ........................................................................
Ten Years                         9.19%             8.84%         3.12%
 ........................................................................
Lifetime(4)                      10.20%             9.50%         5.07%

These results do not reflect sales charges. Sales charges are reduced or eliminated for larger purchases and purchases by certain retirement plans.

(1) These fund results were calculated according to a formula that is required for all stock and bond funds.

(2) The Lipper Average of Corporate Debt A-Rated Bond Funds consists of funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or government issues. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges and commissions.

(3) The Consumer Price Index is a measure of inflation and is computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

(4) The fund began investment operations on May 28, 1974.

                                      THE BOND FUND OF AMERICA / PROSPECTUS    7

  The following chart illustrates the portfolio composition of the fund as of the end of its fiscal year, December 31, 1998.
 [begin pie chart]

CORPORATE BONDS                     MORTGAGE- AND ASSET-   U.S. TREASURY SECURITIES   NON-U.S. GOVERNMENT    CASH AND EQUIVALENTS
---------------                      BACKED SECURITIES     ------------------------        BONDS AND         --------------------
                                    --------------------                                  GOVERNMENTAL
                                                                                          AUTHORITIES
                                                                                      -------------------
46.2                                       24.30                     14.40                    7.80                   6.50

[end pie chart]
  HOLDINGS BY QUALITY RATING

  See the Appendix for a description of quality ratings.

                                                              PERCENT OF
                                                              NET ASSETS
------------------------------------------------------------------------
U.S. Treasury and Agency                                         23.9%
 ........................................................................
Money Market                                                      5.6
 ........................................................................
Aaa/AAA                                                          13.9
 ........................................................................
Aa/AA                                                             5.3
 ........................................................................
A/A                                                              12.3
 ........................................................................
Baa/BBB                                                          14.4
 ........................................................................
Ba/BB                                                             7.3
 ........................................................................
B/B                                                              13.0
 ........................................................................
Caa/CCC                                                           3.1
 ........................................................................
Other                                                             1.2*
 ........................................................................

  *including equity-type securities and cash

  Because the fund is actively managed, its holdings will change from time to time.

  8   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                                      THE BOND FUND OF AMERICA / PROSPECTUS    9

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Bond Fund of America are listed on the following page.

  10   THE BOND FUND OF AMERICA / PROSPECTUS

                                                                                APPROXIMATE YEARS OF
                                                                            EXPERIENCE AS AN INVESTMENT
                                                                                    PROFESSIONAL
                                                                          (INCLUDING THE LAST FIVE YEARS)
                                                                     .....................................
                                                 YEARS OF EXPERIENCE
                                               AS PORTFOLIO COUNSELOR      WITH CAPITAL
                                             (AND RESEARCH PROFESSIONAL,   RESEARCH AND
 PORTFOLIO COUNSELORS                            IF APPLICABLE) FOR         MANAGEMENT
  FOR THE BOND FUND                           THE BOND FUND OF AMERICA      COMPANY OR
      OF AMERICA         PRIMARY TITLE(S)           (APPROXIMATE)           AFFILIATES       TOTAL YEARS
 ---------------------------------------------------------------------------------------------------------

 ABNER D. GOLDSTINE    President and         25 years (since the fund     32 years         47 years
                       Director              began operations)
                       of the fund. Senior
                       Vice President and
                       Director, Capital
                       Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 DAVID C.              Vice President of     4 years                      11 years         18 years
 BARCLAY               the fund. Vice
                       President, Capital
                       Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 JOHN H.               Vice President of     10 years                     16 years         17 years
 SMET                  the fund. Vice
                       President, Capital
                       Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 MARK H.               Vice President --     5 years                      11 years         21 years
 DALZELL               Investment
                       Management Group,
                       Capital Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 MARK R. MACDONALD     Vice President --     Less than 1 year             5 years          13 years
                       Investment
                       Management Group,
                       Capital Research and
                       Management Company
 ---------------------------------------------------------------------------------------------------------
 SUSAN M.              Senior Vice           1 year (plus 7 years as a    9 years          11 years
 TOLSON                President             research professional prior
                       and Director,         to becoming a portfolio
                       Capital Research      counselor for the fund)
                       Company*
 ---------------------------------------------------------------------------------------------------------

 * Company affiliated with Capital Research and Management Company. The fund began investment operations on May 28, 1974.



                                     THE BOND FUND OF AMERICA / PROSPECTUS    11

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                          [U.S. MAP]

      WESTERN SERVICE    WESTERN CENTRAL    EASTERN CENTRAL      EASTERN SERVICE
      CENTER             SERVICE CENTER     SERVICE CENTER       CENTER
      American Funds     American Funds     American Funds       American Funds
      Service Company    Service Company    Service Company      Service Company
      P.O. Box 2205      P.O. Box 659522    P.O. Box 6007        P.O. Box 2280
      Brea, California   San Antonio,       Indianapolis,        Norfolk, Virginia
      92822-2205         Texas              Indiana              23501-2280
      Fax: 714/671-7080  78265-9522         46206-6007           Fax: 757/670-4773
                         Fax: 210/474-4050  Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.
  12   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone . . ." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                  $1,000
   For a retirement plan account                         $  250
   For a retirement plan account through payroll         $   25
      deduction
To add to an account                                     $   50
   For a retirement plan account through payroll         $   25
      deduction

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

                                     THE BOND FUND OF AMERICA / PROSPECTUS    13

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   SALES CHARGE AS A PERCENTAGE OF
                                  .................................
                                                           NET        DEALER CONCESSION
                                     OFFERING            AMOUNT            AS % OF
           INVESTMENT                  PRICE            INVESTED       OFFERING PRICE
---------------------------------------------------------------------------------------
Less than $25,000                    4.75%              4.99%               4.00%
 .....................................................................................
$25,000 but less than $50,000        4.50%              4.71%               3.75%
 .....................................................................................
$50,000 but less than $100,000       4.00%              4.17%               3.25%
 .....................................................................................
$100,000 but less than $250,000      3.50%              3.63%               2.75%
 .....................................................................................
$250,000 but less than $500,000      2.50%              2.56%               2.00%
 .....................................................................................
$500,000 but less $1 million         2.00%              2.04%               1.60%
 .....................................................................................
$1 million or more and certain
other investments described
below                              see below          see below           see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY ACCOUNTS THAT INVEST WITH NO INITIAL SALES CHARGE (OTHER THAN EMPLOYER-SPONSORED PLANS), IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

  14   THE BOND FUND OF AMERICA / PROSPECTUS

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  Shares held for you in your dealer's name must be sold through the dealer.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s)

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                                     THE BOND FUND OF AMERICA / PROSPECTUS    15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R):

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE
ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

  16   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from net investment income daily and distributes the accrued dividends, which may fluctuate, to shareholders each month. Dividends begin accruing one day after payment for shares is received by the fund or American Funds Service Company. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                                     THE BOND FUND OF AMERICA / PROSPECTUS    17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                       YEAR ENDED DECEMBER 31
                                                 .................................
                                        1998        1997        1996        1995        1994
                                       ------------------------------------------------
Net asset value, beginning of period   $14.00      $13.75      $13.88      $12.69      $14.45
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                     .94         .98        1.02        1.05        1.05
 ..............................................................................................
Net gains or losses
on securities (both
realized and unrealized)                 (.24)        .25        (.13)       1.18       (1.76)
---------------------------------------------------------------------------------------------
Total income from investment
operations                                .70        1.23         .89        2.23        (.71)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from net investment
income)                                  (.95)       (.98)      (1.02)      (1.04)      (1.05)
 ..............................................................................................
Distributions (from capital gains)       (.14)         --          --          --          --
---------------------------------------------------------------------------------------------
Total distributions                     (1.09)       (.98)      (1.02)      (1.04)      (1.05)
 ..............................................................................................
Net asset value, end of period         $13.61      $14.00      $13.75      $13.88      $12.69
---------------------------------------------------------------------------------------------
Total return(1)                         5.17%       9.24%       6.71%      18.25%      (5.02)%
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period              $9,541      $8,176      $7,002      $6,290      $4,941
 ..............................................................................................
Ratio of expenses to average net
assets                                   .66%        .68%        .71%        .74%        .69%
 ..............................................................................................
Ratio of net income to average net
assets                                  6.94%       6.95%       7.47%       7.87%       7.77%
 ..............................................................................................
Portfolio turnover rate                66.25%      51.96%      43.43%      43.80%      56.98%

(1) Excludes maximum sales charge of 4.75%.

  18   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default of having other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

                                     THE BOND FUND OF AMERICA / PROSPECTUS    19

Standard & Poor's rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

  20   THE BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------
NOTES

                                     THE BOND FUND OF AMERICA / PROSPECTUS    21

   FOR SHAREHOLDER        FOR RETIREMENT PLAN  FOR DEALER
   SERVICES               SERVICES             SERVICES
   American Funds         Call your employer   American Funds
   Service Company        or                   Distributors
   800/421-0180           plan administrator   800/421-9900 ext.11

                     FOR 24-HOUR INFORMATION
                  American         American Funds
                  FundsLine(R)     Internet Web site
                  800/325-3590     http://www.americanfunds.com
   Telephone conversations may be recorded or monitored for
   verification, recordkeeping and quality assurance purposes.
   ------------------------------------------------------------
   MULTIPLE TRANSLATIONS
   This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the
   meaning of any word or phrase in a translation, the English text will prevail.
   ------------------------------------------------------------
                      OTHER FUND INFORMATION
   ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
   Contains additional information about the fund including
   financial statements, investments results, portfolio
   holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent auditors' report (in the annual report).
   STATEMENT OF ADDITIONAL INFORMATION (SAI)
   Contains more detailed information on all aspects of the
   fund, including the fund's financial statements.
   A current SAI has been filed with the Securities and
   Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials
   about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C.
   (1-800-SEC-0330) or on the SEC's Internet Web site at
   http://www.sec.gov.
   CODE OF ETHICS
   Includes a description of the fund's personal investing
   policy.
   To request a free copy of any of the documents above:
   Call American Funds      or     Write to the Secretary of
   Service Company                 the fund
   800/421-0180 ext.1              333 South Hope Street
                                   Los Angeles, CA 90071

          Investment Company File No. 811-2444
                                   [LOGO] Printed on recycled paper


                 THE BOND FUND OF AMERICA, INC.
                            PART B
              STATEMENT OF ADDITIONAL INFORMATION
                        MARCH 1,  1999

This document is not a prospectus but should be read in conjunction with the current Prospectus of The Bond Fund of America, Inc. (the "fund") dated March 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                 The Bond Fund of America, Inc.
                      Attention: Secretary
                     333 South Hope Street
                     Los Angeles, CA  90071
                         (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                          TABLE OF CONTENTS

ITEM                                                            PAGE NO.

Certain Investment Limitations and Guidelines                     2
Description of Certain Securities and Investment Techniques       2
Investment Restrictions                                         10
Fund Organization                                               11
Fund Officers and Directors                                     12
Management                                                      16
Dividends, Distributions and Federal Taxes                      19
Purchase of Shares                                              22
Selling Shares                                                  28
Shareholder Account Services and Privileges                     30
Execution of Portfolio Transactions                             32
General Information                                             33
Investment Results and Related Statistics                       34
Description of Bond Ratings                                     40
Financial Statements                                            Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.
0 The fund will invest at least 65% of its assets in bonds (any debt securities, including convertible securities and non-voting, non-convertible preferred securities having initial maturities in excess of one year).


- The fund will invest at least 60% of its assets in debt securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities which are determined to be of comparable quality at time of purchase, including U.S. Government securities, and cash or money market instruments.

- The fund may invest up to 40% of its assets in debt securities rated below A or in unrated securities that are determined to be of comparable quality.

- The fund may invest up to 35% of its assets in debt securities rated Ba and BB or below in unrated securities determined to be of comparable quality.

- The fund may invest up to 10% of its assets in preferred stocks.

- The fund may invest up to 25% of its assets in securities of issuers domiciled outside the U.S.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

   The descriptions below are intended to supplement the material in the Prospectus under "Investment Objective, Strategies and Risks."

DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 35% of its assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. The fund's high-yield, high-risk securities may be rated as low as Ca or CC which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

DOWNGRADE POLICY - The fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating for its purchase (or it is not rated and its quality becomes equivalent to such a security).

The fund's investment adviser, Capital Research and Management Company (the Investment Adviser), attempts to reduce these risks through diversification of the portfolio, by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so.

INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

OTHER SECURITIES - The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non- convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. The fund may invest up to 10% of its assets in preferred stocks.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests, or have equity conversion, exchange, or purchase rights. The fund may continue to hold up to 5% of its assets in common stock, warrants and rights so acquired after sales of the corresponding debt securities.

U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.

   "IOs and POs" are issued in portions or tranches with varying maturities and characteristics; some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments
(POs); the values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgage which will substantially reduce or eliminate interest payments. The fund does not intend to invest more than 5% of its assets in IOs and POs.

   INVESTING IN VARIOUS COUNTRIES - The fund has the flexibility to invest up to 25% of its assets in securities of issuers domiciled outside the U.S. Investing outside the U.S. involves special risks caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss beginning on the date of the agreement.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to enter into "roll" transactions. A "roll" transaction is the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under "roll" transactions. Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit these transactions, together with any other borrowings, to no more than one-third of its total assets. Although these transactions will not be entered into for the purpose of leveraging, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of roll agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under the repurchase agreements defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

MATURITY - There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

REAL ESTATE INVESTMENT TRUSTS - The fund may invest in debt securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

   CASH AND CASH EQUIVALENTS - Subject to the requirement that it maintain at least 65% of its assets in bonds under normal market conditions, the fund may maintain assets in cash or cash equivalents. Cash equivalents include (1) commercial paper (notes issued by corporations or governmental bodies); (certificates of deposit, and bankers' acceptances, (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations ; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

CURRENCY TRANSACTIONS - The fund may enter into forward currency contracts to
protect against changes in currency exchange rates.    A forward currency
contract is an obligation to purchase or sell a specific currency at a future date and price, both of which are set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

LOAN PARTICIPATIONS AND ASSIGNMENTS - The fund may invest, subject to an overall 10% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. Because there is no liquid market for such securities, the fund anticipates that such securities could be sold only to a limited number of institutional investors. In addition, loan participation and assignments are generally not rated by major rating agencies and may not be protected by the securities laws.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by Capital Research and Management Company (the "Investment Adviser"). The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call in a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

INVERSE FLOATING RATE NOTES - The fund is authorized to invest up to 1% of the fund's net assets in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates; thus, a change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when the Investment Adviser believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described above under "Forward Commitments."

STRATEGIC PORTFOLIO ADJUSTMENT - The composition of the fund's portfolio will change from time to time primarily in response to expected changes in interest rates and in the yield relationships among sectors of the fixed-income market. The Investment Adviser continually monitors the creditworthiness of companies, the price and yield relationships among different sections of the debt market and the outlook for interest rates in general and in particular parts of the debt market. Yield relationships among securities of various types of issuers, maturities, coupon rates or quality ratings frequently change in response to changing supply-demand influences in the market. When it appears to the Investment Adviser that the yield relationships may change, the composition of the portfolio may be adjusted, should such changes offer the opportunity to further the fund's investment objective. Changes may also be made if the Investment Adviser believes that there is a temporary disparity among individual securities of comparable characteristics. Some such changes may result in short-term gains or losses to the fund. This information, which is shared among the Investment Adviser's other departments and its affiliates, makes up a part of the Investment Adviser's investment decisions.

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last five years.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain additional investment restrictions which may not be changed without approval of the holders of a majority of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased. These restrictions provide that the fund may not:

1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of the fund's total assets would be invested in securities of the issuer; or (b) the fund would hold more than 10% of the voting securities of the issuer; or (c) 25% or more of the value of the fund's assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

2. Invest in companies for the purpose of exercising control or management;

3. Knowingly purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts;

6. Invest more than 15% of the value of its net assets in securities that are illiquid;

7. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans in an aggregate amount in excess of 10% of the value of the fund's total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund's investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under "Loans of Portfolio Securities," shall be made only in accordance with the terms and conditions therein set forth;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities at margin;

11. Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets;

13. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

The fund has adopted the following non-fundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval: (a) the fund will not invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation, and (b) the fund will not purchase partnership interests or invest in leases to develop, or explore for, oil, gas or minerals.

Notwithstanding Investment Restriction #3, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

Notwithstanding Investment Restriction #9, the fund has no current intention (at least during the next 12 months) to sell securities short to the extent the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 3, 1973.

All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND OFFICERS AND DIRECTORS
                       Directors and Director Compensation

NAME,              POSITION         PRINCIPAL            AGGREGATE              TOTAL                  TOTAL
ADDRESS AND        WITH             OCCUPATION(S)        COMPENSATION           COMPENSATION           NUMBER
AGE                REGISTRANT       DURING               (INCLUDING             (INCLUDING             OF FUND
                                    PAST 5 YEARS         VOLUNTARILY            VOLUNTARILY            BOARDS/2/ ON
                                                         DEFERRED               DEFERRED               WHICH
                                                         COMPENSATION/1/)       COMPENSATION/1/)       DIRECTOR
                                                         FROM THE FUND          FROM ALL FUNDS         SERVES
                                                         DURING FISCAL          MANAGED BY
                                                         YEAR ENDED             CAPITAL RESEARCH
                                                         DECEMBER 31,           AND MANAGEMENT
                                                         1998                   COMPANY OR ITS
                                                                                AFFILIATES/2/ FOR
                                                                                THE YEAR ENDED
                                                                                DECEMBER 31,
                                                                                1998

H. Frederick        Director        Private              $11,400/3/             $194,850               19
Christie                            Investor.
Age: 65                             Former
P. O. Box                           President and
144                                 CEO, The
Palos                               Mission Group
Verdes, CA                          (non-utility
90274                               holding
                                    company,
                                    subsidiary of
                                    Southern
                                    California
                                    Edison
                                    Company)

+Don R.            Director         President            none/4/                none/4/                12
Conlan                              (retired),
Age: 63                             The Capital
1630 Milan                          Group
Avenue                              Companies,
South                               Inc.
Pasadena, CA
91030

Diane C.           Director         CEO and              $10,150/3/             $46,900                12
Creel                               President,
Age: 50                             The Earth
100 W.                              Technology
Broadway                            Corporation
Suite 5000
Long Beach,
CA 90802

Martin             Director         Managing             $10,750/3/             $128,134               15
Fenton                              Director,
Age:63                              Senior
4660 La                             Resource
Jolla                               Group, LLC
Village                             (development
Drive                               and management
Suite 725                           of senior
San Diego,                          living
CA 92121-2116                       communities)

Leonard R.         Director         President,           $11,150/3/             $54,900                12
Fuller                              Fuller
Age: 52                             Consulting
4333                                (financial
Admiralty                           management
Way                                 consulting
Suite 841                           firm)
ETH
Marina del
Rey, CA
90292

+*Abner D.         President,       Senior Vice          none/4/                none/4/                12
Goldstine          PEO and          President and
Age: 69            Director         Director,
                                    Capital
                                    Research and
                                    Management
                                    Company

+**Paul G.         Chairman         Executive Vice       none/4/                none/4/                14
Haaga, Jr.         of the           President and
Age: 50            Board            Director,
                                    Capital
                                    Research and
                                    Management
                                    Company

Herbert            Director         Private              $11,150                $73,334                13
Hoover III                          Investor
Age: 71
1520 Circle
Drive
San Marino,
CA 91108

Richard G.         Director         Chairman,            $10,750/3/             $108,600               13
Newman                              President and
Age: 64                             CEO,
3250                                AECOM
Wilshire                            Technology
Boulevard                           Corporation
Los Angeles,                        (architectural
CA 90010-1599                       engineering)



+ Directors who are considered "interested persons of the fund as defined in the 1940 Act, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to
(i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1998 for participating Directors is as follows:
H. Frederick Christie ($14,590), Diane C. Creel ($9,419), Martin Fenton ($27,054), Leonard R. Fuller ($25,356) and Richard G. Newman ($54,041). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                    OFFICERS

NAME AND ADDRESS           AGE     POSITION(S)       PRINCIPAL OCCUPATION(S)
                                   HELD WITH         DURING PAST 5 YEARS
                                   REGISTRANT

David C. Barclay           41      Vice              Senior Vice President
11100 Santa Monica                 President         and Director, Capital
Blvd.                                                Research Company
Los Angeles, CA
90025

Michael J. Downer          43      Vice              Senior Vice President -
333 South Hope                     President         Fund Business
Street                                               Management Group,
Los Angeles, CA                                      Capital Research and
90071                                                Management Company

John H. Smet               42      Vice              Vice President, Capital
11100 Santa Monica                 President         Research and Management
Blvd.                                                Company
Los Angeles, CA
90025

Julie F. Williams          50      Secretary         Vice President - Fund
333 South Hope                                       Business Management
Street                                               Group, Capital Research
Los Angeles, CA                                      and Management Company
90071

Anthony W. Hynes,          35      Treasurer         Vice President - Fund
Jr.                                                  Business Management
135 South State                                      Group, Capital Research
College Blvd.                                        and Management Company
Brea, CA 92821

Kimberly S. Verdick        33      Assistant         Assistant Vice
333 South Hope                     Secretary         President - Fund
Street                                               Business Management
Los Angeles, CA                                      Group, Capital Research
90071                                                and Management Company

Todd L. Miller             39      Assistant         Assistant Vice
135 South State                    Treasurer         President - Fund
College Blvd.                                        Business Management
Brea, CA 92821                                       Group, Capital Research
                                                     and Management Company


   All of the officers listed also are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $10,000 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1999, the officers and Directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

   The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serve over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser dated as of April 1, 1996, was amended by the Board of Directors, effective November 1, 1998. The Agreement will continue until October 31, 1999 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser has agreed to reduce the fee payable to it under the agreement, (a) by the amount by which the ordinary operating expenses of the fund for any fiscal year of the fund, excluding interest, taxes and extraordinary expenses such as litigation, shall exceed the greater of (i) one percent (1%) of the average month-end net assets of the fund for such fiscal year, or (ii) ten percent (10%) of the fund's gross investment income, and (b) by any additional amount necessary to assure that such ordinary operating expenses of the fund in any year after such reduction do not exceed the lesser of (i) one and one-half percent (1 1/2%) of the first $30 million of average month-end net assets of the fund, plus one percent (1%) of the average month-end net assets in excess thereof or (ii) twenty-five percent (25%) of the fund's gross investment income.

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

   As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness. The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, 0.18% on average net assets in excess of $1 billion but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion but not exceeding $6 billion, plus 0.15% on average net assets over $6 billion but not exceeding $10 billion, plus 0.14% on average net assets in excess of $10 billion, plus 2.25% of the first $8,333,333 of the fund's monthly gross investment income for the preceding month, plus 2% of such income in excess of $8,333,333 of the fund's gross investment income for the preceding month. Assuming net assets of $9 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be .27%, .29%, .31%,
 .33% and .35%, respectively.

   During the fiscal years ended December 31, 1998, 1997, and 1996, the Investment Adviser's total fees amounted to $28,879,000 , $24,460,000, and $22,728,000, respectively.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, registration and filing fees with federal and state agencies, blue sky expenses, expenses of shareholders meetings, the expense of reports to existing shareholders, expenses of printing proxies and prospectuses, insurance premiums, legal and auditing fees, dividend disbursement expenses, the expense of the issuance, transfer and redemption of its shares, expenses pursuant to the fund's Plan of Distribution, custodian fees, costs of printing and preparation of registration statements, taxes and compensation and expenses of Directors who are not affiliated with the Investment Adviser.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers.

   Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1998 amounted to $7,117,000 after allowance of $36,612,000 to dealers. During the fiscal years ended December 31, 1997 and 1996 the Principal Underwriter retained $5,397,000 and $5,534,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund due to present or past affiliations with the investment adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

   Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended December 31, 1998, the fund paid $22,380,000 under the Plan as compensation to dealers. As of December 31, 1998 accrued and unpaid distribution expenses were $1,714,000.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

   The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code) . Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable investment income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion (if any) of the investment company taxable income and net capital gain that it retains.

   To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's total assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

   Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

   Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at the rate of 30% if the individual is physically present in the U.S. during the tax year for more than 182 days.

The fund may be required to pay withholding and other taxes imposed by countries outside the United States which would reduce the fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consist of securities of non-U.S. corporations, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. The fund does not currently expect to meet the eligibility requirement for filing this election as its investments in securities of non-U.S. issuers are limited.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

The amount of any realized gain or loss on closing out a forward currency contract such as a forward commitment for the purchase or sale of non-U.S. currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Except for transactions in forward currency contracts which are classified as part of a "mixed straddle," any gain or loss recognized with respect to forward currency contracts is considered to be 60% long-term capital gain or loss, and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each non-U.S. currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

Under the Code, a fund's taxable income for each year will be computed without regard to any net non-U.S. currency loss attributable to transactions after October 31, and any such net non-U.S. currency loss will be treated as arising on the first day of the following taxable year.

   As of the date of this statement of additional information, the maximum federal individual stated tax rate generally applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRAs (deductible, nondeductible and Roth IRAs) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and distributions may also be subject to state or local taxes. Investors should consult their own tax advisers for additional details as to their particular tax status.


                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT              ADDITIONAL INVESTMENTS

                 See "Investment Minimums        $50 minimum (except where
                 and Fund Numbers" for           a lower minimum is noted
                 initial investment              under "Investment Minimums
                 minimums.                       and Fund Numbers").

By               Visit any investment            Mail directly to your
contacting       dealer who is registered        investment dealer's
your             in the state where the          address printed on your
investment       purchase is made and who        account statement.
dealer           has a sales agreement
                 with American Funds
                 Distributors.

By mail          Make your check payable         Fill out the account
                 to the fund and mail to         additions form at the
                 the address indicated on        bottom of a recent account
                 the account application.        statement, make your check
                 Please indicate an              payable to the fund, write
                 investment dealer on the        your account number on
                 account application.            your check, and mail the
                                                 check and form in the
                                                 envelope provided with
                                                 your account statement.

By               Please contact your             Complete the "Investments
telephone        investment dealer to            by Phone" section on the
                 open account, then              account application or
                 follow the procedures           American FundsLink
                 for additional                  Authorization Form.  Once
                 investments.                    you establish the
                                                 privilege, you, your
                                                 financial advisor or any
                                                 person with your account
                                                 information can call
                                                 American FundsLine(r) and
                                                 make investments by
                                                 telephone (subject to
                                                 conditions noted in
                                                 "Telephone and Computer
                                                 Sales and Exchanges"
                                                 below).

By computer      Please contact your             Complete the American
                 investment dealer to            FundsLink Authorization
                 open account, then              Form.  Once you establish
                 follow the procedures           the privilege, you, your
                 for additional                  financial advisor or any
                 investments.                    person with your account
                                                 information may access
                                                 American FundsLine
                                                 OnLine(R) on the Internet
                                                 and make investments by
                                                 computer (subject to
                                                 conditions noted in
                                                 "Telephone and Computer
                                                 Purchases, Redemptions and
                                                 Exchanges" below).

By wire          Call 800/421-0180 to            Your bank should wire your
                 obtain your account             additional investments in
                 number(s), if necessary.        the same manner as
                 Please indicate an              described under "Initial
                 investment dealer on the        Investment."
                 account.  Instruct your
                 bank to wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA 94106
                 (ABA #121000248)
                 For credit to the
                 account of:
                 American Funds Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(sm)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of foundations or endowments with assets of $50 million or more;

(5) insurance company separate accounts;

(6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company, other than the money market funds, are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchase and sale of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

THROUGH YOUR DEALER (certain charges may apply)
0 Shares held for you in your dealer's street name must be sold through the dealer.

WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:
  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.


TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)

- Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application)
 -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

   The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial ivnestment.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more(other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if, through redemptions, or otherwise, they have a value of less than $150 (determined, for this purpose only, as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions), or are fewer than ten shares. We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.
While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

   AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make regular monthly or quarterly investments into The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50
minimum) and the date on which you would like your investments to occur.    The
plan will begin within 30 days after you r account application is received. Your bank accounts will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

   CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends or dividends and capital gain distributions into any other fund in The American Funds Group subject to the following conditions:


(a) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),


(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, dividends and capital gain distributions must be automatically reinvested, and


(c) If you discontinue the cross-reinvestment of distributions,, the value of the account in the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Shareholder Information -- American Funds Service Company Service Areas" in the Prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.
AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

   ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone or computer (including American FundsLine and American FundsLine OnLine), fax or telegraph redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions . The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund does not intend to pay a mark-up in exchange for research in connection with principal transactions.

   Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended December 31, 1998, 1997, and 1996, amounted to $11,959,000, $58,367,000, and $9,568,000, respectively.

                             GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial agreements in non-U.S. banks or non-U.S. branches of U.S. banks.

   TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $5,411,000 for the fiscal year ended December 31, 1998.
When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund. The fund has entered into such an agreement with Nationwide Life Insurance Company.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the attached Annual Report, have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditor is reviewed and determined annually by the Board of Directors.

   REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. The fund provides shareholders at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's financial statements are audited annually by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem." However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

SHAREHOLDER VOTING RIGHTS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


DETERMINATION OF NET ASSET VALUE, REDEMPTIONS PRICE AND
MAXIMUM OFFERING PRICE PER SHARE - DECEMBER 31, 1998



Net asset value and redemption price per share               $13.61
(Net assets divided by shares outstanding)

Maximum offering price per share                             $14.29
(100/95.25 of net asset value per share, which takes
into account the fund's current maximum sales
charge)



                   INVESTMENT RESULTS AND RELATED STATISTICS

   The fund's yield was 6.64% based on a 30-day (or one month) period ended December 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average net asset value or maximum offering price for the month. The distribution rate may differ from the yield.

   The fund's total annual return over the past twelve months and average annual total returns over the past 5-year and 10-year periods ending on December 31, 1998, were 0.16%, 5.58%, and 8.66%, respectively. The fund's total return at net asset value over the past 12 months and average annual total return for the 5-and 10-year periods ending on December 31, 1998 was 5.17%%, 6.61%, and 9.19%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission:  P(1+T)/n/ = ERV.

In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

   EXPERIENCE OF INVESTMENT ADVISER -- The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (138 in all), those funds have had better total returns than their comparable Lipper Indexes in 128 of the 138 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The investment results for the fund (also referred to as "BFA") set forth below were calculated as described in the fund's prospectus. Data contained in Salomon Brothers' Market Performance and Lehman Brother's The Bond Market Report are used to calculate cumulative total return from their base period (12/31/79 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                      THE FUND VS. VARIOUS UNMANAGED INDICES

Period             The Fund         Salomon          Lehman          Average
1/1 - 12/31                         Brothers (1)     Brothers (2)    Savings
                                                                     Deposit (3)

1989 - 1998        + 129%           + 143%           + 156%          +  60%

1988 - 1997        + 141            + 142            + 158           +  63

1987 - 1996        + 125            + 126            + 140           +  65

1986 - 1995        + 143            + 152            + 171           +  70

1985 - 1994        + 160            + 160            + 175           +  76

1984 - 1993        + 207            + 208            + 233           +  87

1983 - 1992        + 194            + 203            + 225           +  98

1982 - 1991        + 252            + 271            + 316           + 111

1981 - 1990        + 210            + 240            + 261           + 121

1980 - 1989        + 210            + 221            + 236           + 124

1979 - 1988        + 191              n/a            + 189           + 124

1978 - 1987        + 168              n/a            + 165           + 124

1977 - 1986        + 176              n/a            + 167           + 125

1976 - 1985        + 184              n/a            + 173           + 123

1975 - 1984        + 152              n/a            + 157           + 119

1974*- 1983        + 134              n/a            + 118           + 109



  * From May 28.

(1) The Salomon Brothers Broad Investment Grade Bond Index spans the available market for U.S. Treasury/Agency securities, investment grade corporate bonds which have a rating of BBB or better by Standard and Poor's Corporation, and mortgage pass-through securities. This index's inception date is 12/31/79.

(2) The Lehman Brothers Corporate Bond Index is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

(3) Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.
   IF YOU ARE CONSIDERING THE FUND FOR AN INDIVIDUAL RETIREMENT ACCOUNT . . .


Here's how much you would have if you had invested
$2,000 on January 1 of each year in the Fund over the past 5 and 10 years:



5 Years                          10 Years
(1/1/94-12/31/98)                (1/1/89-12/31/98)

$11,912                          $31,041





SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


If you had invested                          ..and taken all
$10,000 in the Fund                          distributions in shares,
this many years                              your investment would
ago...                                       have been worth this
                                             much at Dec. 31, 1998

           |              Period                                |

Number of Years           1/1-12/31          Value

1                         1998               $10,016

2                         1997 - 1998        10,940

3                         1996 - 1998        11,679

4                         1995 -1998         13,811

5                         1994 -1998         13,116

6                         1993 -1998         14,967

7                         1992 -1998         16,671

8                         1991 -1998         20,171

9                         1990 -1998         20,833

10                        1989 -1998         22,944

11                        1988 -1998         25,391

12                        1987 -1998         25,895

13                        1986 -1998         29,823

14                        1985 -1998         37,749

15                        1984 -1998         42,268

16                        1983 -1998         46,279

17                        1982 -1998         61,515

18                        1981 -1998         65,556

19                        1980 -1998         67,882

20                        1979 -1998         70,030

21                        1978 -1998         71,453

22                        1977 -1998         75,132

23                        1976 -1998         88,774

24                        1975 -1998         100,010

25                        1974*-1998         103,771



  *  From May 28, 1974, the fund's inception date


                                FUND COMPARISONS


   According to Lipper Analytical Services, during the period May 31, 1974 through December 31, 1998 (the fund's lifetime), the fund ranked second among the seventeen similar bond funds that were in existence for that period.

   The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present to prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds. For educational purposes, fund literature may contain discussions and/or illustrations of volatility, risk tolerance, asset allocation and investment strategies.

The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the Fund may refer to results published in various periodicals, including Barrons, Forbes, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

In addition, the fund may also illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

Past results are not an indication of future investment results.

   ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH
DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES (For the lifetime of the Fund May 28, 1974 through December 31, 1998)

               COST OF SHARES                                     VALUE OF SHARES

Fiscal         Annual        Dividends        Total           From             From             From           Total
Year End       Dividends     (cumulative)     Investment      Initial          Capital          Dividends      Value
Dec. 31                                       Cost            Investment       Gains            Reinvested
                                                                               Reinvested



1974           $  413        $   413          $10,413         $ 9,473          $   0            $   411        $ 9,884

1975               897         1,310           11,310           9,799               0             1,338         11,137

1976            1,010          2,320          12,320           10,555             126             2,473         13,154

1977            1,114          3,434           13,434          10,125             240             3,466         13,831

1978            1,198          4,632           14,632           9,438             278             4,396         14,112

1979            1,387          6,019           16,019           8,848             260             5,448         14,556

1980            1,706          7,725           17,725           8,147             240             6,685         15,072

1981            2,096          9,821           19,821           7,564             222             8,287         16,073

1982            2,408         12,229           22,229           8,799             259            12,303         21,361

1983            2,529         14,758           24,758           8,612             253            14,517         23,382

1984            2,838         17,596           27,596           8,563             252            17,360         26,175

1985            3,193        20,789            30,789           9,722             286            23,132         33,140

1986            3,566         24,355           34,355           9,861           1,325            26,980         38,166

1987            3,746         28,101           38,101           9,119           1,225            28,571         38,915

1988            3,912         32,013           42,013           9,188           1,235            32,657         43,080

1989            4,425         36,438           46,438           9,181           1,234            37,028         47,443

1990            4,650         41,088           51,088           8,598           1,155            39,240         48,993

1991            4,859         45,947           55,947           9,507           1,277            48,519         59,303

1992            5,221         51,168           61,168          9,709            1,491            54,828         66,028

1993           5,269         56,437           66,437          10,028            3,501            61,833        75,362

1994           5,673         62,110           72,110          8,806            3,075             59,701        71,582

1995           6,112         68,222           78,222          9,632            3,363            71,650         84,645

1996           6,405         74,627           84,627          9,542            3,332            77,449         90,323

1997           6,635         81,262           91,262          9,715            3,392            85,563         98,670

1998           6,933         88,195           98,195          9,445            4,321            90,005         103,771



The dollar amount of capital gain distributions during the period was $4,524.

DESCRIPTION OF BOND RATINGS


MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C," according to quality as described below:
"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality as described below:

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

The Bond Fund of America                                         Principal
INVESTMENT PORTFOLIO DECEMBER 31, 1998                               Amount   Market          Percent of
                                                                  or Shares    Value          Net Assets
BONDS, NOTES & PREFERRED STOCKS                                       (000)    (000)
INDUSTRIALS, SERVICES & UTILITIES
TELECOMMUNICATIONS
NEXTEL Communications, Inc.:                                                                      1.48%
0%/9.75% 2004 (1)                                                    $20,750   $20,128
0%/10.125% 2004 (1)                                                   12,750     12,495
0%/9.75% 2007 (1)                                                     64,500           39,345
0%/10.65% 2007 (1)                                                    11,750             7,549
0%/9.95% 2008 (1)                                                     19,750           11,850
12.00% 2008 (2)                                                        5,000             5,450
Series D, 13.00% exchangeable preferred, redeemable 2009  (3 15,762 SHARES             16,345
Series E, 11.25% exchangeable preferred, redeemable 2010 (3)          23,533           21,180
NEXTEL International, Inc. 0%/12.125% 2008 (1)                       $15,500             6,936
Omnipoint Corp.:                                                                                     .89
Units 12.00% 2000 (2) (4) (5) (6)                                     12,500           14,350
14.00% 2003 (2) (3) (5)                                               32,250           31,766
11.625% 2006                                                          31,200     21,840
11.625% 2006                                                           8,250             5,775
Loan Agreement, Tranche A, 8.66% 2006 (2) (6)                          9,295             8,179
7.00% convertible preferred                                  120,000 SHARES              2,850
Bell Atlantic Financial Services, Inc.: (2)                                                          .70
5.75% convertible debentures 2003                                    $30,000     30,975
4.25% convertible debentures 2005                                     35,000           35,875
Centennial Cellular Corp.:                                                                           .41
8.875% 2001                                                           15,500           16,895
10.125% 2005                                                           5,000      6,200
10.75% 2008 (2)                                                       16,000           16,040
Clearnet Communications Inc.: (1)                                                                    .39
0%/11.75% 2007                                                    C$45,825       18,309
0%/10.40% 2008                                                        53,500           18,758
Viatel, Inc.:                                                                                        .37
11.25% 2008                                                          $15,000           15,000
0%/12.40% 2008 (1)                                                 DM4,500               1,538
0%/12.50% 2008 (1)                                                   $20,750           11,828
11.15% 2008                                                        DM9,500               5,667
10.00% convertible subordinated debentures 2011 (2) (3)                  742        507
Series A, 10.00% convertible preferred (3)                   16,264 SHARES               1,073
Crown Castle International Corp.:                                                                    .37
0%/10.625% 2007 (1)                                                  $17,000     11,815
12.75% preferred  (2) (3)                                    23,500 SHARES             23,735
Comcast Cellular Corp., Series B, 9.50% 2007                         $30,600           32,512        .34
COLT Telecom Group PLC:                                                                              .33
Units 0%/12.00% 2006 (1) (4)                                           5,250      6,484
8.875% 2007                                                        DM9,500               5,974
7.625% 2008                                                           31,800           18,779
Cable & Wireless Communications PLC:                                                                 .31
6.75% 2008                                                           $17,500     17,802
6.75% 2008                                                            12,000           12,222
QWest Communications International Inc.:                                                             .27
0%/9.47% 2007 (1)                                                     26,000           20,215
0%/8.29% 2008 (1)                                                      7,500      5,625
Loral Orion Network Systems, Inc. (formerly Orion Network  (          26,060           25,501        .26
Systems, Inc.) Units 11.25% 2007
U S WEST Capital Funding, Inc.:                                                                      .25
6.25% 2005                                                             3,250      3,361
6.50% 2018                                                            20,000           20,466
PageMart Wireless, Inc.:                                                                             .24
0%/15.00% 2005 (1)                                                     8,000             7,040
0%/11.25% 2008 (1)                                                    34,250     15,413
American Cellular Corp. 10.50% 2008 (2)                               21,500           20,855        .22
Global TeleSystems Group, Inc. 8.75% convertible debentures            7,500           20,775        .22
McCaw International, Ltd. (owned by NEXTEL  (1) (4)                   37,850           20,704        .22
Communications, Inc.) 0%/13.00% 2007
Time Warner Telecom Inc.  9.75% 2008                                  18,050           18,862        .20
US Xchange LLC 15.00% 2008                                            16,125           16,931        .18
Esat Telecom Group PLC:                                                                              .16
0%/12.50% 2007 (1)                                                     4,000             2,640
Units 0%/12.50% 2007 (1) (4)                                           4,500      3,282
11.875% 2008 (2)                                                       9,750             9,848
Comuncacion Celular SA Units 0%/14.125% 2005 (1) (2) (4)              17,550           14,128        .15
NEXTLINK Communications, Inc.:                                                                       .15
12.50% 2006                                                            3,000      3,225
9.625% 2007                                                            3,000             2,895
9.00% 2008                                                             8,250             7,714
MCI Worldcom, Inc. (formerly WorldCom, Inc.):                                                        .14
6.40% 2005                                                             8,250      8,574
8.875% 2006                                                            4,796             5,242
CCPR Services, Inc. 10.00% 2007                                       13,750           13,750        .14
Sprint Capital Corp. 6.875% 2028                                      10,000           10,514        .11
MobileTelecommunication Technologies Corp. 13.50% 2002                 8,530             9,554       .10
PTC International Finance BV  0%/10.75% 2007 (1)                       9,450             6,710       .07
CEI Citicorp Holdings SA 11.25% 2007 (2)                          ARP9,500               6,181       .06
PanAmSat Corp.:                                                                                      .06
6.125% 2005                                                           $2,500      2,426
6.375% 2008                                                            3,000             2,929
SpectraSite Holdings, Inc. 0%/12.00% 2008 (1) (2)                      9,500             4,940       .05
Dobson/Sygnet Communications Co. 12.25% 2008 (2)                       4,500             4,528       .05
Price Communications Cellular Holdings, Inc. 11.25% 2008 (3)           4,000             3,820       .04
Globalstar LP Units 11.375% 2004 (4)                                   4,500             3,645       .04
Hermes Euro Railtel BV 11.50% 2007                                     3,000             3,225       .03
Conecel Holdings Ltd. Units, Series A, 16.00% 2000 (2)(4)(5)           5,900             2,707       .03
Telesystem International Wireless Inc. 0%/13.25% 2007 (1)              6,000             2,550       .03
Dobson Communications Corp. 12.25% exchangeable preferred,    2,578 SHARES               2,364       .02
redeemable 2008
IMPSAT Corp. 12.375% 2008                                             $2,500             2,025       .02
Level 3 Communications, Inc. 9.125% 2008                               1,000                99       .01
                                                                                     870,181        9.11

TRANSPORTATION
Continental Airlines, Inc., pass-through certificates:(7)                                           1.68
Series 1998-3,  Class C-1, 7.08% 2004                                  3,000             2,995
Series 1998-3, Class C-2, 7.25% 2005                                  12,000           12,072
Series 1997-1, Class C, 7.78%  2007(6)                                 2,454             2,478
Series 1998-3, Class A-2, 6.32% 2008                                  15,000           15,100
Series 1997-1, Class B, 7.461% 2014                                      989             1,017
Series 1996-2, Class B, 8.56% 2014                                     1,898             2,087
Series 1996, Class A, 6.94% 2015                                       3,816             3,928
Series 1996, Class B, 7.82% 2015                                      12,881           13,570
Series 1996, Class C, 9.50% 2015                                       4,771             5,382
Series 1997-1, Class A, 7.461% 2016                                   19,743           20,470
Series 1996-2, Class D, 11.50% 2016                                    4,361             4,726
Series 1997-4, Class A, 6.90% 2018                                    35,390           35,531
Series 1998-1, Class A,  6.648% 2019                                  41,500     40,841
Jet Equipment Trust:(2)                                                                              .59
Series 1994-A, Class B1, 10.91% 2006                                   6,446             7,509
Series 1994-A, Class C1, 11.79% 2013                                   4,000      5,442
Series 1995-B, Class B2, 10.91% 2014                                   5,000             6,184
Series 1995-D, Class D, 11.44% 2014                                   10,000           12,849
Series 1995-B, Class A, 7.63% 2015                                     4,159             4,459
Series 1995-B, Class C, 9.71% 2015                                     5,500             6,458
Series 1995-A, Class C, 10.69% 2015                                   10,500           12,915
Airplanes Pass Through Trust, pass-through certificates,  (7          41,164           42,245        .44
Series 1, Class C, 8.15%  2019
Atlas Air, Inc., Pass-Through Trusts, Series 1998-1,  (7)             41,000           41,711        .44
Class A, 7.38% 2018
USAir, Inc.:                                                                                         .36
9.625% 2001                                                            3,996      4,149
1990 Equipment Trust Certificates:
 Series A, 10.28% 2001                                                   754                799
 Series B, 10.28% 2001                                                   754                799
 Series C, 10.28% 2001                                                   530                562
Enhanced Equipment Notes:
 Class B, 7.50% 2009                                                   9,057             8,813
 Class C, 8.93% 2009                                                   8,314             8,734
pass-through trust:
 Series 1993-A2, 9.625% 2003 (7)                                       2,500             2,700
 Series 1993-A3, 10.375% 2013 (7)                                      7,250             8,011
Delta Air Lines, Inc.:                                                                               .34
pass-through certificates, Series 1992-A2, 9.20% 2014 (7)             11,500           12,746
1990 Equipment trust certificates: (2)
 Series I, 10.00% 2014                                                 5,000             5,893
 Series J, 10.00% 2014                                                10,000           11,787
 Series F, 10.79% 2014                                                 1,700      2,114
United Air Lines, Inc., pass-through certificates: (7)                                               .22
Series 1995-A1, 9.02% 2012                                            10,393     11,635
Series 1995-A2, 9.56% 2018                                             8,000             9,050
Alaska Airlines:                                                                                     .15
Series A, 9.50% 2010                                                   2,168      2,578
Series B, 9.50% 2010                                                   2,780             3,296
Series C, 9.50% 2010                                                   2,659             3,198
Series D, 9.50% 2012                                                   4,524             5,459
American Airlines, Inc., pass-through certificates,  (7)               6,000             7,202       .08
Series 1991-C2, 9.73% 2014
Teekay Shipping Corp. 8.32% 2008                                       6,000             5,940       .06
Union Pacific Capital Trust 6.25% TIDES convertible preferre 111,100 SHARES              5,083       .05
Southwest Airlines, pass-through certificates,                        $2,408             2,979       .03
Series 1994-A, 9.15% 2016 (7)
Canadian National Railway Company 6.45% 2036 (6)                       2,750             2,828       .03
                                                                                     426,324        4.47

DIVERSIFIED MEDIA & CABLE TELEVISION
Fox/Liberty Networks, LLC, FLN Finance, Inc.:                                                        .50
0%/9.75% 2007 (1)                                                     33,325     22,661
8.875% 2007                                                           24,250           24,735
NTL Inc.:                                                                                            .48
0%/12.75% 2005 (1)                                                    17,750     16,153
Series B, 10.00% 2007                                                 10,000           10,200
0%/9.75% 2008 (1)(2)                                                  12,500             7,750
11.50% 2008 (2)                                                       11,000           11,990
Falcon Holding Group, LP, Falcon Funding Corp.:                                                      .34
0%/9.285% 2010 (1)                                                    25,300     17,394
8.375% 2010                                                           14,750           14,824
TCI Communications, Inc.:                                                                            .31
8.00% 2005                                                            10,000     11,258
8.75% 2015                                                             7,500             9,317
Tele-Communications, Inc. 8.75% 2023                                   8,000             8,921
News America Holdings Inc.:                                                                          .26
8.625% 2014                                                        A$3,250               2,166
8.00% 2016                                                            $1,000             1,102
7.43% 2026                                                            20,500     21,332
Lenfest Communications, Inc.:                                                                        .23
8.375% 2005                                                           11,000           11,880
7.625% 2008                                                            6,750      7,020
8.25% 2008                                                             3,250             3,356
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 (1)                     22,000           18,480        .19
Comcast Cable Communications, Inc.:                                                                  .19
8.375% 2007                                                            5,000      5,801
8.875% 2017                                                           10,000           12,345
Time Warner Companies, Inc.:                                                                         .18
9.125% 2013                                                            7,000             8,862
7.25% 2017                                                             7,000             7,610
6.95% 2028                                                             1,000      1,059
Cox Communications, Inc. 6.40% 2008                                   15,000           15,709        .16
Cablevision Industries Corp.:                                                                        .16
8.125% 2009                                                            9,250      9,912
9.875% 2013                                                            5,000             5,575
Telemundo Holdings, Inc. 0%/11.50% 2008(1)(2)                         25,375           14,591        .15
Comcast Corp. 10.25% 2001                                             13,000           14,129        .15
Adelphia Communications Corp.:                                                                       .13
8.125% 2003                                                            5,000      5,100
8.375% 2008                                                            7,500             7,687
TVN Entertainment Corp. 14.00% 2008(2)                                13,250           12,190        .13
V2 Music (Holdings) PLC Units: (1)(2)(4)                                                             .13
0%/14.00% 2008                                                         9,250      4,995
0%/14.00% 2008                                                 POUNDS7,875        7,054
TeleWest PLC:                                                                                        .12
9.625% 2006                                                           $4,700             4,794
0%/11.00% 2007(1)                                                      8,000      6,660
Century Communications Corp.:                                                                        .12
8.75% 2007                                                             6,200             6,820
0% 2008                                                                8,900      4,561
Globo Comunicacoes E Partcipacoes Ltd.:                                                              .08
10.50% 2006(2)                                                         9,480      6,115
10.50% 2006                                                            2,000             1,290
Coaxial Communications of Central Ohio, Inc.  10.00% 2006(2)           6,750             6,817       .07
Multicanal Participacoes SA, Series B, 12.625% 2004                    7,250             6,308       .07
Clear Channel Communications, Inc. 7.25% 2027                          4,000             4,003       .04
Fox Family Worldwide, Inc.:                                                                          .04
0%/10.25% 2007(1)                                                      2,500             1,575
9.25% 2007                                                             2,000      1,980
FrontierVision 11.00% 2006                                             2,500             2,775       .03
Avalon Cable Holdings LLC 0% 2008(1)(2)                                3,125             1,750       .02
TV Azteca, SA de CV, Series B, 10.50% 2007                             1,000                82       .01
                                                                                     409,431        4.29

LEISURE & TOURISM
Joseph E. Seagram & Sons, Inc.:                                                                      .57
6.625% 2005                                                           26,500           26,351
6.80% 2008                                                            10,000             9,964
7.50% 2018                                                            17,500           17,603
AMF Bowling Worldwide, Inc.:                                                                         .22
0%/12.25% 2006 (formerly AMF Group Inc.)(1)                           11,050             6,354
10.875% 2006 (formerly AMF Group Inc.)                                13,839           11,279
0% convertible debentures 2018(2)                                     23,100             3,061
Mirage Resorts, Inc.:                                                                                .21
6.625% 2005                                                            7,500             7,281
6.75% 2007                                                             6,500             6,295
6.75% 2008                                                             6,750             6,507
Boyd Gaming Corp.:                                                                                   .21
9.25% 2003                                                            13,725           14,308
9.50% 2007                                                             5,500             5,500
Friendly Ice Cream Corp. 10.50% 2007                                  18,875           19,630        .21
William Hill Finance 10.625% 2008                             POUNDS10,593             18,055        .19
FelCor Suites LP 7.375% 2004                                         $18,400           17,097        .18
Capstar Hotel Co. 8.75% 2007                                          12,020           11,780        .12
Punch Taverns 7.567% 2026                                      POUNDS5,000               8,667       .09
Premier Parks Inc.:                                                                                  .09
9.25% 2006                                                            $5,000             5,213
0%/10.00% 2008(1)                                                      4,500             3,060
Harrah's Operating Company, Inc. 7.875% 2005                           6,000             6,000       .06
Royal Caribbean Cruises Ltd.:                                                                        .06
7.25% 2018                                                             2,000             1,926
7.50% 2027                                                             4,000             3,939
Regal Cinemas, Inc. 9.50% 2008 (2)                                     5,000             5,200       .05
Six Flags Entertainment Corp. 8.875% 2006                              5,000             5,181       .05
KSL Recreation Group, Inc. 10.25% 2007                                 5,000             5,000       .05
Sun International Hotels, Ltd., Sun International North                3,000             3,120       .03
America, Inc. 9.00% 2007
                                                                                     228,371        2.39

HEALTH & PERSONAL CARE
Columbia/HCA Healthcare Corp.:                                                                       .90
6.50% 1999                                                             9,500             9,489
6.125% 2000                                                            8,500             8,392
6.41% 2000                                                             1,000                986
7.60% 2001                                                             1,750             1,763
7.15% 2004                                                             1,500             1,463
6.91% 2005                                                            11,410           11,055
7.00% 2007                                                            12,750           12,163
8.85% 2007                                                            24,105           25,369
8.70% 2010                                                             4,250             4,450
9.00% 2014                                                             5,650             5,993
7.69% 2025                                                             5,000             4,635
Integrated Health Services, Inc.:                                                                    .54
5.75% convertible debentures 2001                                      6,500             5,647
10.25% 2006 (6)                                                        9,350             9,257
Series A, 9.50% 2007                                                  11,175           10,616
Series A, 9.25% 2008                                                  27,500           25,850
Paracelsus Healthcare Corp. 10.00% 2006                               20,575           18,518        .20
Tenet Healthcare Corp.:                                                                              .10
8.00% 2005                                                             6,000             6,090
8.125% 2008 (2)                                                        3,000             3,075
Nationwide Health Properties Inc., Series A, 7.677%          100,000 SHARES              8,015       .09
preferred cumulative step-up premium rate
McKesson Corp.:                                                                                      .08
6.30% 2005                                                            $1,750             1,783
6.40% 2008                                                             5,500             5,661
Mariner Health Group, Inc. 9.50% 2006                                  6,500             6,403       .07
Unison HealthCare Corp. 13.00% 2006 (2)(5)(8)                          5,000             1,000       .01
                                                                                     187,673        1.99

BROADCASTING & PUBLISHING
Chancellor Media Corp. of Los Angeles:                                                               .59
Chancellor Media Corp. of Los Angeles (formerly Chancellor
Radio Broadcasting Co.):
9.375% 2004 (formerly Chancellor Radio Broadcasting Co.)             $12,500           13,125
8.125% 2007 (formerly Chancellor Radio Broadcasting Co.)              21,000     21,000
Series B, 8.75% 2007                                                  15,125           15,503
9.00% 2008(2)                                                          7,000      7,367
Hearst-Argyle Television, Inc.:                                                                      .25
7.00% 2018                                                            18,500           18,419
7.50% 2027                                                             5,500      5,696
Young Broadcasting Inc.:                                                                             .19
10.125% 2005                                                           3,500      3,666
Series B, 8.75% 2007                                                  14,250           14,321
Cox Radio, Inc.:                                                                                     .17
6.25% 2003                                                             2,000      2,016
6.375% 2005                                                           14,000           14,194
American Radio Systems Corp. 9.00% 2006                              $10,080           10,962        .11
Ziff-Davis Inc. 8.50% 2008                                             9,500             9,263       .10
Antenna TV SA 9.00% 2007                                               9,750             8,873       .09
TransWestern Publishing Co. LLC:                                                                     .08
9.625% 2007(2)                                                         6,250             6,563
9.625% 2007                                                            1,000             1,050
RBS Participacoes SA 11.00% 2007(2)                                   10,000             6,100       .06
Sun Media Corp.:                                                                                     .06
9.50% 2007                                                             3,834      4,237
9.50% 2007                                                             1,305             1,442
STC Broadcasting, Inc. 11.00% 2007                                     3,250             3,437       .04
Newsquest Capital PLC 11.00% 2006                                      2,850             3,164       .03
EZ Communications, Inc. 9.75% 2005                                     1,250             1,359       .01
                                                                                     171,757        1.78

ENERGY & RELATED COMPANIES
McDermott Inc. 9.375% 2002                                            13,250           13,787        .25
J. Ray McDermott, SA 9.375% 2006                                       9,500           10,070
Petrozuata Finance, Inc., Series A, 7.63% 2009(2)                     21,280           16,598        .17
Pioneer Natural Resources Co. 7.20% 2028                              20,000           13,930        .15
CalEnergy Co., Inc. (formerly California Energy                       11,000           12,318        .13
Co., Inc.) 9.875% 2003
PDVSA Finance Ltd.:(2)                                                                               .12
7.40% 2016                                                            10,000             8,427
7.50% 2028                                                             4,000             3,255
Oil Co. Ltd. 8.90% 2000                                               10,652           10,801        .11
YPF SA 7.75% 2007                                                     10,000             8,900       .09
OXYMAR 7.50% 2016(2)                                                   8,500             8,094       .08
Ocean Energy, Inc. 8.875% 2007                                         8,000             7,760       .08
Kelley Oil & Gas Corp. 10.375% 2006                                    8,750             6,388       .07
Benton Oil and Gas Co.:                                                                              .05
11.625% 2003                                                           6,000             4,020
9.375% 2007                                                            1,750             1,137
Cross Timbers Oil Co. 8.75% 2009                                       2,000             1,780       .02
Clark Refining & Marketing, Inc. 8.375% 2007                           1,500             1,414       .01
Pogo Producing Co. 8.75% 2007                                          1,500             1,388       .01
                                                                                     130,067        1.34

METALS
BHP Finance Ltd.:                                                                                    .37
6.69% 2006                                                             5,000             5,004
8.50% 2012                                                            20,000     22,405
6.75% 2013                                                             5,000             4,731
7.25% 2016                                                             3,500             3,439
Freeport-McMoRan Copper & Gold Inc.:                                                                 .35
7.50% 2006                                                            34,000           21,590
7.20% 2026                                                            18,000           11,700
Inco Ltd.:                                                                                           .27
9.875% 2019                                                            7,500             7,842
9.60% 2022                                                            16,000           17,854
Doe Run Resources Corp.:                                                                             .16
11.696% 2003 (6)                                                       3,000             2,400
11.25% 2005                                                           16,000           12,960
AK Steel Corp. 9.125% 2006                                             5,000             5,237       .05
Pohang Iron & Steel Co., Ltd. 6.625% 2003                              4,695             4,164       .04
Kaiser Aluminum and Chemical Corp. 12.75% 2003                         2,000             1,960       .02
                                                                                     121,286        1.26

MULTI-INDUSTRY
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed  (2)  1,500,000 SHARE           27,000        .36
perpetual capital securities
Swire Pacific Offshore Financing Ltd. 9.33% cumulative  (2)          400,000             7,600
guaranteed perpetual capital securities
Wharf International Finance Ltd., Series A, 7.625% 2007              $25,000           20,056        .21
Hutchison Whampoa Finance Ltd.: (2)                                                                  .20
7.45% 2017                                                             3,000             2,598
Series D, 6.988% 2037                                                 18,000           16,536
Reliance Industries Ltd.: (2)                                                                        .18
8.25% 2027                                                            10,000             8,525
10.50% 2046                                                              250                198
10.25% 2097                                                           10,750             8,063
Pan Pacific Industrial Investments PLC 0% 2007 (2)                    33,500           13,199        .14
Federal-Mogul Corp. 7.75% 2006                                        10,000           10,154        .11
Tenneco Inc. 8.075% 2002                                               3,000             3,128       .03
                                                                                     117,057        1.23

FOREST PRODUCTS & PAPER
Container Corp. of America:                                                                          .34
10.75% 2002                                                            4,800             4,992
9.75% 2003                                                            18,815           19,191
Series A, 11.25% 2004                                                  8,000             8,320
Scotia Pacific Company LLC: (2)                                                                      .19
Timber Collateralized Notes, Class A-1, 6.55% 2028                     1,500             1,473
Class A-2, 7.11% 2028                                                 18,000           17,096
Norampac Inc.:                                                                                       .14
9.375% 2008                                                        C$5,000               3,343
9.50% 2008                                                           $10,250           10,353
Fort James Corp.:                                                                                    .12
6.625% 2004                                                            5,000             5,092
6.875% 2007                                                            6,000             6,207
Copamex Industrias, SA de CV, Series B, 11.375% 2004                  11,880           11,227        .12
Grupo Industrial Durango, SA de CV:                                                                  .10
12.00% 2001                                                            3,000             2,790
12.625% 2003                                                           7,625             6,863
P.T. Indah Kiat Pulp & Paper Corp. 8.875% 2000                           300                20       .08
Indah Kiat:
Finance Mauritius Ltd. 11.875% 2002                                      600                423
International Finance Co. B.V. 12.50% 2006                               150                100
Finance Mauritius Ltd. 10.00% 2007                                    13,400             7,303
Pindo Deli Finance Mauritius Ltd.:                                                                   .06
10.25% 2002                                                            6,000             3,360
10.75% 2007                                                            4,375             2,363
Paperboard Industries International Inc. 8.375% 2007                   5,000             4,800       .05
James River Corp. 9.25% 2021                                           1,000             1,221       .01
APP International Finance Co. B.V. 11.75% 2005                           525                34       .00
                                                                                     117,073        1.21

ELECTRICAL & GAS UTILITIES
The Israel Electric Corp. Ltd.: (2)                                                                  .74
7.125% 2005                                                           12,500           12,563
7.25% 2006                                                             7,165             7,279
7.70% 2018                                                             8,500             8,297
7.875% 2026                                                            8,000             7,862
7.75% 2027                                                            25,000           24,216
8.10% 2096                                                            10,405             9,997
Williams Holdings of Delaware, Inc.:                                                                 .08
6.125% 2003                                                            2,000             1,983
6.25% 2006                                                             5,000             4,950
6.50% 2008                                                             1,000                987
United Utilities 6.875% 2028                                           7,500             7,390       .08
Energen Corp., Series B, 7.125% 2028                                   6,000             5,951       .06
Tennessee Gas Pipeline Co. 7.625% 2037                                 5,000             5,392       .06
Transener SA 9.25% 2008 (2)                                            4,250             3,698       .04
                                                                                     100,565        1.06

GENERAL RETAILING & MERCHANDISING
Sears Roebuck Acceptance Corp. 6.875% 2017                            15,000           15,527        .16
Kmart Corp. 9.78% 2020                                                12,250           13,397        .14
Venator Group Inc.(formerly Woolworth Corp.):                                                        .13
6.98% 2001                                                             9,000             8,510
Series A, 7.00% 2002                                                   4,000             3,700
Federated Department Stores, Inc.:                                                                   .10
8.125% 2002                                                            5,000             5,390
7.45% 2017                                                             2,000             2,153
7.00% 2028                                                             2,000             2,027
DR Securitized Lease Trust Pass-Through Certificates,                  8,000             8,640       .09
Series 1994 K-2,  9.35% 2019
Sunglass Hut International Ltd. 5.25% convertible debentures          11,150             7,694       .08
Carr-Gottstein Foods Co. 12.00% 2005                                   3,500             3,990       .04
Randall's Food Markets, Inc. 9.375% 2007                               3,500             3,763       .04
Boyds Collection 9.00% 2008 (2)                                        2,960             3,019       .03
Dillard's, Inc. 7.13% 2018                                             2,750             2,775       .03
Fred Meyer, Inc.:                                                                                    .02
7.375% 2005                                                            1,000             1,058
7.45% 2008                                                             1,000             1,079
                                                                                       82,722        .86

ELECTRICAL & ELECTRONICS
Micron Technology, Inc. 7.00% convertible subordinated notes          24,000           25,710        .27
Hyundai Semiconductor America, Inc.: (2)                                                             .22
8.25% 2004                                                             7,705             6,087
8.625% 2007                                                           20,700           15,318
Zilog, Inc. 9.50% 2005                                                12,250             9,923       .10
Samsung Electronics Co., Ltd. 7.45% 2002 (2)                          11,000             9,790       .10
Advanced Micro Devices, Inc. 11.00% 2003                               8,000             8,480       .09
Maxtor Corp. 5.75% convertible debentures 2012                         3,000             1,800       .02
                                                                                       77,108        .80

MISCELLANEOUS MATERIALS & COMMODITIES
Printpack, Inc.:                                                                                     .13
Series B, 9.875% 2004                                                  2,775             2,775
10.625% 2006                                                           9,465             9,465
Impress Metal Packaging Holdings BV 9.875% 2007                   DM14,000               9,233       .10
Consumers International Inc. 10.25% 2005 (6)                          $8,125             8,491       .09
Anchor Glass Container Corp.:                                                                        .09
11.25% 2005                                                            7,000             7,315
9.875% 2008                                                            1,000                945
Graham Packaging Co.:                                                                                .08
8.75% 2008                                                             3,625             3,661
0%/10.75% 2009 (1)                                                     5,975             4,153
CellNet Data Systems, Inc. Units 0%/14.00% 2007 (1)(4)                26,561             5,168       .05
Ball Corp. 7.75% 2006 (2)                                              3,500             3,675       .04
Teletrac Holdings, Inc. Units 14.00% 2007 (4)(5)                       6,850             2,436       .03
MC-Cuernavaca Trust 9.25% 2001 (1)(2)                                  3,109             2,176       .02
Key Plastics, Inc. 10.25% 2007                                         1,000                93       .01
                                                                                       60,428        .64

INDUSTRIAL COMPONENTS
BREED Technologies Inc. 9.25% 2008 (2)                                28,750           25,300        .27
Hayes Wheels International Inc. 9.125% 2007                           11,000           11,495        .12
Tekni-Plex, Inc. 9.25% 2008                                            7,500             7,875       .08
Hayes Lemmerz International, Inc. 8.25% 2008 (2)                       5,000             5,000       .05
                                                                                       49,670        .52

FOOD & FOOD PRODUCTS
Nabisco, Inc.:                                                                                       .23
7.05% 2007                                                             8,500             8,720
7.55% 2015                                                            13,000           13,270
Fage Dairy Industry SA 9.00% 2007                                     10,000             8,700       .09
Gruma, SA de CV 7.625% 2007                                            8,000             7,040       .07
Home Products International, Inc. 9.625% 2008                          6,000             5,910       .06
Favorite Brands International, Inc. 10.75% 2006 (2)                    1,750             1,435       .02
                                                                                       45,075        .47

AUTOMOTIVE
Ford Motor Credit Co. 5.25% 2008                                  DM32,000             19,870        .21
General Motors Corp. 9.45% 2011                                      $12,000           15,729        .16
                                                                                       35,599        .37

BEVERAGES & TOBACCO
Canandaigua Wine Co., Inc.:                                                                          .15
Series C, 8.75% 2003                                                   7,500             7,725
8.75% 2003                                                             6,000             6,150
Standard Commercial Tobacco Co., Inc. 8.875% 2005                     11,750           11,280        .12
Delta Beverage Group, Inc. 9.75% 2003                                 $4,750             5,011       .05
Sparkling Spring Water Group Ltd. 11.50% 2007                          3,750             3,338       .04
                                                                                       33,504        .36

MACHINERY & ENGINEERING
John Deere Capital Corp. 8.625% 2019                                  16,850           19,144        .20
United Defense 8.75% 2007                                              2,790             2,825       .03
                                                                                       21,969        .23

PROTECTION SERVICES
Protection One Alarm Monitoring, Inc.:                                                               .19
6.75% convertible debentures 2003                                      5,000             5,800
13.625% 2005                                                          11,074           12,569
                                                                                       18,369        .19

APPLIANCES & HOUSEHOLD GOODS
Lifestyle Furnishings International Ltd. 10.875% 2006                  9,250           10,152        .11
Salton/Maxim Housewares, Inc. 10.75% 2005 (2)                          8,000             8,000       .08
                                                                                       18,152        .19

TEXTILES & APPAREL
Tultex Corp.:                                                                                        .10
10.625% 2005                                                          11,500             5,175
9.625% 2007                                                           11,500             4,830
WestPoint Stevens Inc. 7.875% 2005                                     1,000             1,015       .01
                                                                                       11,020        .11

DATA PROCESSING & REPRODUCTION
First International Computer Corp. 1.00%                               3,000             3,450       .04
convertible debentures 2004 (2)

OTHER
Cendant Corp. 7.75% 2003                                              25,500           25,772        .27
EarthWatch Inc. Units 12.50% 2001 (2)(4)(5)(8)                        12,000             9,600       .10
Allied Waste North America, Inc.: (2)                                                                .06
7.375% 2004                                                            4,000             4,020
7.625% 2006                                                            2,000             2,015
Safety-Kleen Services, Inc. 9.25% 2008                                   250                25       .00
                                                                                       41,665        .43

FINANCE
BANKS & THRIFTS
Capital One Bank:                                                                                    .72
6.97% 2002                                                             5,000             5,001
6.375% 2003                                                           15,000     14,700
6.40% 2003                                                             5,600             5,509
6.78% 2005                                                            10,000             9,828
7.15% 2006                                                            11,000           11,057
6.70% 2008                                                            10,000             9,670
Capital One Capital I 6.769% 2027 (2)(6)                              10,000             8,454
Capital One Financial Corp. 7.25% 2003                                 5,000             4,952
Tokai Preferred Capital Co. LLC, Series A,                            75,500           64,175        .67
9.98% noncumulative preferred (2)
BNP U.S. Funding LLC, Series A, 7.738%                                64,000           61,460        .65
noncumulative preferred (2)
SocGen Real Estate Co. LLC, Series A,                                 62,500           57,569        .60
7.64%/8.406% 2049 (1) (2)
MBNA Corp., MBNA:                                                                                    .59
6.75% 2008                                                             2,500             2,475
Capital A, Series A, 8.278% 2026                                      28,000     28,727
Capital B, Series B, 6.019% 2027(6)                                   30,000           24,924
Fuji JGB Investment LLC, Series A, 9.87%                              56,000           40,055        .42
 noncumulative preferred  (2)
Bankers Trust New York Corp.:
8.25% 2005                                                            10,000           11,042        .41
6.70% 2007                                                            20,000     20,665
7.90% 2027                                                             5,000             5,245
BT Preferred Capital Trust II 7.875% 2027                              1,500             1,565
NB Capital:                                                                                          .36
Trust IV 8.25% 2027                                                    3,000             3,401
Corp. 8.35% exchangeable depositary shares                   1,200,000 SHARE     31,200
Skandinaviska Enskilda Banken:                                                                       .33
6.875% 2009                                                           $8,250             8,663
7.50% (undated) (6)                                                   24,000           23,047
IBJ Preferred Capital Co. LLC, Series A,                              35,450           31,095        .33
8.79% noncumulative preferred  (2)
Advanta Corp.:                                                                                       .30
Series D, 6.54% 2000                                                  10,600           10,070
Series D, 6.60% 2000                                                   6,000             5,719
Series B, 7.00% 2001                                                   4,000             3,709
Series D, 6.925% 2002                                                  2,500             2,172
6.925% 2002                                                            2,000      1,738
Advanta Capital Trust I 8.99% 2026                                    10,000             5,000
Washington Mutual Capital I Subordinated                              22,000           24,130        .27
Capital Income Securities 8.375% 2027
Great Western Financial Trust II, Series A, 8.206% 2027                2,055             2,318
Paribas, New York Branch 6.95% 2013                                   25,000           24,442        .26
Barnett Capital I 8.06% 2026                                          20,000           22,470        .24
HSBC America Capital 8.38% 2027 (2)                                   19,375           19,557        .21
Royal Bank of Scotland 8.375% 2007                             POUNDS9,400             17,832        .19
Imperial Capital Trust I, Imperial Bancorp 9.98% 2026                $15,000           16,309        .17
Riggs Capital TrustII 8.625% 2026 (2)                                  1,500      1,525              .17
Riggs National Corp.:
8.625% 2026                                                            3,900      3,964
8.875% 2027 (2)                                                       10,000           10,519
Bayerische Vereinsbank 5.50% 2008                                 DM24,000             15,724        .16
Chevy Chase Bank, FSB 9.25% 2005                                      $2,000             2,000       .15
Chevy Chase Preferred Capital Corp. 10.375%                  242,900 SHARES            12,692
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 20         $12,500           13,501        .14
Abbey National PLC 6.70% (undated) (6)                                12,500           12,270        .13
Chase Capital I, Capital Securities, Series A, 7.67% 2026              6,000      6,457              .13
Chase Capital II, Global Floating Rate Capital Securities, (           6,000             5,672
 Series B, 5.719% 2027
Fleet Financial Group, Inc. 6.375% 2008                                1,000             1,045       .13
Fleet Capital Trust II 7.92% 2026                                      1,000             1,111
Fleet Capital Trust V 6.226% 2028 (6)                                 10,000      9,901
Bankunited Capital Trust, Bankunited Financial Corp., 10.25%          10,000           10,225        .11
J.P. Morgan & Co. Inc., Series A, 5.861% 2012 (6)                     10,000             8,714       .09
Korea Development Bank:                                                                              .07
7.125% 2001                                                            1,000                948
6.625% 2003                                                              750        670
7.375% 2004                                                            6,000             5,475
Fuji International Finance (Bermuda) Trust,                           10,000             6,600       .07
Fuji Bank, Ltd. 7.30% (undated) (6)
Den Danske Bank 7.40%/7.961% 2010 (1)(2)                               6,000             6,366       .07
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred           6,000             5,700       .06
Bay View Capital 9.125% 2007                                           5,500             5,280       .06
MBI Finance 0% convertible debentures 2001                             6,000             4,020       .04
PNC Institutional Capital B, PNC Financial Corp. 8.315% 2027           3,000             3,354       .04
Svenska Handelsbanken 8.125% 2007                                      1,000             1,134       .01
Kansallis-Osake-Pankki 10.00% 2002                                     1,000             1,124       .01
Banco General, SA 7.70% 2002 (2)                                         500                47       .00
                                                                                     796,408        8.36

REAL ESTATE
CarrAmerica Realty Corp.:                                                                            .42
6.875% 2008                                                           16,000     15,243
Series C, 8.55% cumulative redeemable preferred              400,000 SHARES              8,925
Series B, 8.57% cumulative redeemable preferred                      700,000           15,750
Land Securities PLC 9.00% 2000                                POUNDS12,000             28,569        .30
ProLogis Trust (formerly Secruity Capital Industrial Trust):                                         .29
7.25% 2002                                                            $1,000        995
7.05% 2006                                                             5,000             4,879
7.875% 2009                                                            7,500             7,498
Series D, 7.92% preferred                                    380,000 SHARES       9,358
Archstone Communities Trust (formerly Security                                                       .13
Capital Pacific Trust):
7.20% 2013                                                           $13,500           12,380
Series C, 8.625% convertible preferred                       200,000 SHARES              5,100
EOP Operating LP:                                                                                    .17
6.75% 2008                                                           $11,500     11,308
7.25% 2018                                                             5,000             4,723
Irvine Co. 7.46% 2006(5)                                              17,000           15,846        .17
ERP Operating LP:                                                                                    .13
7.57% 2026                                                             8,000      8,228
7.95% 2002                                                             3,750             3,890
Shopping Center Associates 6.75% 2004 (2)                             12,000           11,858        .12
Irvine Apartment Communities, LP 7.00% 2007                            9,500             8,632       .09
Beverly Finance Corp. 8.36% 2004 (2)                                   7,500             8,201       .09
IAC Capital Trust, Series A, 8.25% TOPRS preferred           300,000 SHARES              7,313       .08
Simon DeBartolo Group, Inc., Series C, 7.89% preferred               150,000             6,903       .07
cumulative step-up premium rate
Duke Realty Investments, Inc., Series B, 7.99% preferred             150,000             6,825       .07
cumulative step-up premium rate
New Plan Realty Trust, Series A, 7.80% preferred                     112,500             5,259       .06
cumulative step-up premium rate
Wellsford Residential Property Trust:                                                                .02
7.25% 2000                                                            $1,000      1,009
7.75% 2005                                                             1,000             1,043
                                                                                     209,735        2.21

FINANCIAL SERVICES
AT&T Capital Corp. 6.60% 2005                                         30,000           28,742        .30
Newcourt Credit Group Inc., Series A, 7.125% 2003 (2)                 10,000             9,951       .10
Household Finance Corp.:                                                                             .36
5.519% 2005 (6)                                                        8,000      7,783
6.40% 2008                                                            25,750           26,588
Nykredit 6.00% 2029                                             DKr107,685             16,585        .17
Wilshire Financial Services Group, Inc.:                                                             .17
13.00% 2004                                                           $4,000      1,080
13.00% 2004                                                           11,500             3,105
Series A, 13.00% 2004 (5)                                             20,000           12,000
AB Spintab:                                                                                          .12
6.00% 2009                                                       SKr23,000               3,068
7.50% (Undated) (2)(6)                                                $8,500             8,617
Halifax Building Society 8.75% 2006                            POUNDS5,500             10,733        .11
Ocwen Financial Corp. 12.00% 2005                                     $6,000             5,460       .11
Ocwen Capital Trust I 10.875% 2027                                     6,500             5,005
Associates Corp. of North America 5.85% 2001                          10,000           10,087        .11
Providian Financial Corp. 9.525% 2027(2)                               7,000             7,091       .07
Wharf Capital International, Ltd. 8.875% 2004                          7,457             6,794       .07
Amresco, Inc. 9.875% 2005                                              8,950             6,444       .07
Green Tree Financial Corp. 6.50% 2002                                  4,000             3,778       .04
Lend Lease (US) Finance Inc. 6.75% 2005                                1,500             1,561       .02
                                                                                     174,472        1.82

INSURANCE
C$                                                                C$16,000             10,275        .11
Jefferson Pilot Corp. 8.14% 2046(2)                                   $6,000             6,544       .07
                                                                                       16,819        .18

COLLATERALIZED MORTGAGE/ASSET - BACKED OBLIGATIONS
(Excluding Those Issued by Federal Agencies)(7)
Morgan Stanley Capital I Inc.:                                                                      1.18
Series 1998-1, Class A-5, 6.75% 2013                                  17,449     17,449
Series 1995-GA1, Class A-1, 7.00% 2002(2)                              5,441             5,502
Series 1998-HF1, Class A-1, 6.19% 2007(6)                             34,447           35,039
Series 1996-WF1, Class A-1, 7.00% 2028(2)(6)                           9,548             9,641
Series 1998-WF2, Class A-1, 6.34% 2030(6)                              9,699             9,930
Series 1998-HF2, Class A-2, 6.48% 2030                                34,000           35,295
Chase Commercial Mortgage Securities Corp.:                                                          .89
Series 1996-1, Class A1, 7.60% 2005                                    4,667             4,967
Series 1997-I, Class A1, 7.27% 2029                                    6,856             7,138
Series 1998-1, Class A1, 6.34% 2030                                   30,829           31,474
Series 1998-2, Class A-2, 6.39% 2030                                  32,000     32,954
Series 1998-2, Class E, 6.39% 2030                                    10,000             8,671
DLJ Mortgage Acceptance Corp.:                                                                       .87
Series 1997-CF1, Class A1A, 7.40% 2006(2)                              6,333             6,642
Series 1996-CF2, Class A1B, 7.29% 2021(2)                             11,200           11,797
Series 1995-CF2, Class A1B, 6.85% 2027(2)                             30,845     31,829
Series 1996-CF1, Class A1A, 7.28% 2028                                 9,428             9,755
Series 1998-CF1, Class A-1A, 6.14% 2006(6)                            22,797           23,037
Green Tree Financial Corp, pass-through certificates:                                                .75
Series 1994-A, Class NIM,  6.90% 2004                                  4,121             4,131
Series 1995-A, Class NIM,  7.25% 2005                                  8,845             8,885
Series 1993-2, Class B, 8.00%  2018                                    2,250             2,123
Series 1997-A, Class HI-M1,  7.47% 2023                                1,000             1,027
Series 1995-8, Class B2, 7.65% 2026                                    4,000             3,430
Series 1995-6, Class B2, 8.00% 2026                                    2,450             2,239
Series 1995-9, Class A-5,  6.80% 2027                                  8,000             8,100
Series 1996-7, Class A6, 7.65% 2027                                    2,100             2,212
Series 1996-6, Class B2, 8.35% 2027                                   10,611             9,932
Series 1997-1, Class A-5,  6.86% 2028                                  1,500             1,538
Series 1996-10, Class A-6, 7.30% 2028                                  8,500             8,851
Series 1998-4, Class B2, 8.11% 2028                                   13,350     11,648
Series 1997-6, Class A6, 6.90% 2029                                    7,500             7,699
GMAC Commercial Mortgage Securities, Inc.:                                                           .66
Series 1997-C1, Class A1, 6.83% 2003                                  23,979           24,578
Series 1997-C1, Class A3, 6.869% 2007                                 35,000           37,079
Series 1996-C1, Class A2A, 6.79% 2028                                    866        885
CSFB Finance Co. Ltd., Series 1995-A, 7.142% 2005(2)(6)               36,775           34,510        .63
CSFB, Series 98-FL1, Class E, 6.397% 2013(2)(6)                       10,000             9,739
CS First Boston Mortgage Securities Corp., Series 1998-C1,            16,295           16,629
Class A-1A, 6.26% 2040
Norwest Asset Securities Corp.:                                                                      .46
Series 1998-8, Class A-1, 6.50% 2013                                  34,156           34,262
Series 1998-31, Class A-1, 6.25% 2014                                  9,775      9,761
Asset Securitization Corp.:                                                                          .42
Series 1996-D3, Class A-1B, 7.21% 2026                                 3,000      3,147
Series 1997-D4, Class A-1A, 7.35% 2029                                 9,476             9,782
Series 1997-D5, Class A-PS1, interest only, 1.385% 2043(6)           277,376           26,905
Merrill Lynch Mortgage Investors, Inc.,                                                              .41
Mortgage Pass-Through Certificates:(6)
Series 1995-C2, Class A-1, 7.189% 2021                                 5,770      5,866
Series 1995-C2, Class D, 7.959% 2021                                     579                593
Series 1995-C3, Class A-1, 6.762% 2025                                 2,283             2,332
Series 1995-C3, Clas  A-3, 7.062% 2025                                15,855           16,524
Series 1996-C2, Class A-1, 6.69% 2028                                 13,397     13,801
The Money Store Trust:                                                                               .41
Series 1996-D, Class A-12, 6.37% 2011                                 20,000     20,012
Series 1997-1, Class A-2, 6.81% 2011                                  15,000           15,037
Series 1996-D, Class A-14, 6.985% 2016                                 4,000             4,062
Structured Asset Securities Corp., pass-through certificates:                                        .37
Series 1998-RF2, Class A, 8.572% 2027(2)(6)                           23,810           25,567
Series 1998-RF1, Class A,  8.696% 2027(2)(6)                           3,992             4,303
Series 1996-CFL, Class A1C, 5.944% 2028(6)                             1,942      1,938
Series 1996-CFL, Class D, 7.034% 2028                                  2,950             2,941
Series 1996-CFL, Class A2A, 7.75% 2028(6)                                728                728
ComEd Transitional Funding Trust, Transitional                                                       .35
 Funding Trust Note:
Series 1998, Class A-4, 5.39%, 2005                                    6,000      5,965
Series 1998, Class A-5, 5.44% 2007                                    21,500           21,334
Series 1998, Class A-6, 5.63% 2009                                     6,000             5,956
First USA Credit Card Master Trust, Class A                                                          .31
Floating Rate (2)(6)
Asset Backed Certificates:
Series 1998-7, 6.151% 2004                                             4,000      3,912
Series 1998-4, 6.051% 2008                                            15,000     14,511
Series 1998-8, 6.451% 2008                                             4,400             4,298
Series 1997-4, 6.274% 2010                                             6,630             6,543
Sears Credit Account Master Trust II, Series                          25,300           24,786        .26
1998-2, Class A, 5.25% 2008
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,            19,592           19,735        .21
Class A-1,  6.22% 2031
DLJ Commercial Mortage Corp., Commercial Mortgage                                                    .21
Pass-Through Certificates:
Series 1998-CF2, Class A-1B, 6.24% 2031                               10,000     10,188
Series 1998-CF2, Class B-1, 7.066% 2031(6)                             9,538             9,520
Structured Asset Notes Transaction, Ltd., Series 1996-A, (2)          17,891           18,156        .19
Class A1, 7.156% 2003
Commercial Mortgage Acceptance Corp.:                                                                .18
Series 1998-C2, Class A-1, 5.80% 2006                                  4,925      4,970
Series 1998-C1, Class A-1, 6.23% 2007                                 12,206           12,443
Resolution Trust Corp.:                                                                              .18
Series 1991-M5, Class B, 9.00% 2017                                    1,683      1,683
Series 1993-C1, Class D, 9.45% 2024                                    9,352             9,352
Series 1993-C1, Class E, 9.50% 2024                                      155                155
Series 1993-C2, Class C, 8.00% 2025                                    3,000             2,999
Series 1993-C2, Class D, 8.50% 2025                                    2,732             2,724
Ocwen Residential MBS Corp., Series 1998-R1,                          16,699           16,731        .18
 Class AWAC, 1.083% 2027(2)(6)
Nomura Asset Securities Corp., Series 1998-D6,                        15,905           16,068        .17
ClassA-A1, 6.28% 2030(6)
EquiCredit Funding Asset Backed Certificates, Series 1996-A,          15,790           15,873        .17
Class A2, 6.95% 2012
G E Capital Mortgage Services, Series 1994-15,                        16,376           15,731        .17
Class A10, 6.00% 2009
IMC Home Equity Loan Trust, Series 1996-4,                            15,585           15,588        .16
Class A3, 6.81% 2011
Chase Manhattan Credit Card Master Trust, Series                      15,000           15,061        .16
1996-4, Class A, 6.73% 2003
FIRSTPLUS Home Loan Owner Trust:                                                                     .16
Series 1997-1, Class A-7, 7.16% 2018                                  10,000     10,173
Series 1997-3, Class B-1, 7.79% 2023                                   5,000             4,764
Asset-Backed Securities Investment Trust,                             10,534           10,547        .11
Series 1997-D, 6.79% 2003(2)
Grupo Financiero Banamex Accival, SA de CV 0% 2002                    11,856           10,496        .11
LB Commerical Mortgage Trust, Series 1998-C1,                          9,994           10,153        .11
Class A1, 6.33% 2030
Metris Master Trust, Series 1998-1A, Class C,                         10,000             9,719       .10
6.412% 2005(2)(6)
Prudential Home Mortgage Securities Co., Inc.:                                                       .10
Series 1993-34, Class A-1, 7.00% 2023                                  5,216      5,206
Series 1993-48, Class A-6, 6.25%  2008                                 4,466             4,416
Residental Asset Securitization Trust, Series 1997-A3,                 9,267             9,365       .10
Class B1, 7.75% 2027
PNC Mortgage Securities Corp., Series 1998-10,                         9,597             9,336       .10
Class 1-B1, 6.50% 2028(2)
Ditech Home Loan Owner Trust, Series 1998-1, Class B1, 9.50%          10,500             9,092       .10
Bear Stearns Commercial Mortgage Securities Inc.,                      8,767             9,032       .10
Series 1998-C1, Class A-1, 6.34% 2007
Mortgage Capital Funding, Inc., Series 1998-MC1,                       8,158             8,393       .09
Class A-1, 6.417% 2030
Bear Asset Trust Securities, Series 1997-1,                            7,853             7,858       .08
Class A, 6.686% 2006(2)
Green Tree Recreational, Equipment and Consumer Trust,                 8,500             7,732       .08
Series 1997-D, Class CTFS, 7.25% 2029
Collateralized Mortgage Obligation Trust,                              6,546             6,850       .07
Series 63, Class Z, 9.00% 2020
Residential Funding Mortgage Securities I, Inc.:                                                     .07
Series 1998-S17, Class M-1, 6.75% 2028                                 3,988             3,935
Series 1992-S6, Class A-10, 13.164%  2022(6)(9)                        2,742             2,793
Travelers Mortgage Securities Corp., Series 1,                         5,676             6,337       .07
Class Z2, 12.00% 2014
Capstead Securities Corp. IV, Series 1992-4,                           5,945             5,959       .06
Class J, 19.277% 2022(6)(9)
Ryland Acceptance Corp. Four, Series 88, Class E,                      5,455             5,595       .06
7.95% 2019
Chase Manhattan Bank, NA, Series 1993-I,                               5,362             5,375       .06
Class 2A5, 7.25% 2024
Standard Credit Card Master Trust I,                                   5,000             5,406       .06
Series 1994-2, Class A, 7.25% 2008
Chase Credit Card Master Trust, Series 1996-4,                         5,000             4,959       .05
Class A, 5.665% 2006(6)
MBNA Master Credit Card Trust, Series 1998-E,                          5,000      4,958              .05
Class C, 6.60% 2010(2)
GE Capital Mortgage Services, Inc.,                                    4,628      4,483              .05
Series 1994-9, Class A9, 6.50% 2024
Bear Stearns Structured Securities Inc., Series 1997-2, (2)(           3,859             3,854       .04
Class AWAC, 4.028% 2036
J.P. Morgan Commercial Mortgage Finance Corp.:                                                       .04
Series 1995-C1, Class A-2, 7.395% 2010(6)                              1,000      1,021
Series 1996-C3, Class A-1, 7.33% 2028                                  1,550             1,621
Series 1997-C4, Class A-1, 6.939% 2028                                 1,137             1,152
Nationsbanc Montgomery Funding Corp., Series 1998-5,                   3,000             2,978       .03
Class A-1, 6.00% 2013
Aames Mortgage Trust, Series 1996-D, Class A-1B, 6.34% 2012            2,623             2,620       .03
Financial Asset Securitization, Inc., Series 1997-NAM1,                2,564             2,620       .03
 Class B1, 7.75% 2027
UCFC Acceptance Corp., Series 1996-D1, Class A-4, 6.776% 201           2,400             2,411       .03
Bombardier Capital Mortgage Securitization Corp.,                      2,000             1,990       .02
Series 1998-A, Class A-3, 6.23%  2008
GS Mortgage Securities Corp., Series 1998-2,                           1,187             1,230       .01
Class M, 7.75% 2027 (2)
Blackrock Capital Finance LP, Series 1996-C2,                          1,000             1,000       .01
Class C, 7.888% 2026
GCC Home Equity Trust, Series 1990-1, Class A, 10.00%  2005              927                92       .01
                                                                                 1,154,553         12.14

GOVERNMENTAL
U.S. TREASURY OBLIGATIONS
9.125% May 1999                                                        7,750             7,872       .08
6.875% July 1999                                                       6,000             6,074       .06
6.00% August 2000                                                      5,000             5,103       .05
7.75% February 2001                                                   27,500           29,197        .31
13.125% May 2001                                                      21,500           25,531        .27
3.625% July 2002(10)                                                  51,197           50,845        .53
11.625% November 2002                                                 92,000         113,965        1.20
6.25% February 2003                                                    1,250             1,322       .01
10.75% May 2003                                                        7,500             9,255       .10
11.875% November 2003                                                 10,000           13,052        .14
7.25% May 2004                                                       185,820         208,263        2.18
11.625% November 2004                                                106,175         143,004        1.50
7.50% February 2005                                                   27,730           31,751        .33
6.50% May 2005                                                         9,000             9,863       .10
7.00% July 2006                                                          465                52       .01
6.50% October 2006                                                    27,000           29,949        .31
3.375% January 2007(10)                                               46,577           45,005        .47
6.125% August 2007                                                     8,515             9,300       .10
5.625% May 2008                                                       40,000           42,681        .45
8.75% November 2008                                                    7,500             8,745       .09
9.125%  May 2009                                                      18,000           21,569        .23
10.375% November 2009                                                 12,500           15,965        .17
10.00% May 2010                                                        7,500             9,573       .10
10.375% November 2012                                                 15,000           20,695        .22
12.00% August 2013                                                    10,000           15,267        .16
7.50% November 2016                                                   32,000           39,750        .42
8.875% August 2017                                                   194,350         273,759        2.87
8.750% May 2020                                                        4,270             6,064       .06
7.875% February 2021                                                  19,250           25,317        .27
8.125% May 2021                                                       98,000         132,208        1.39
6.375% August 2027                                                    20,750           23,849        .25
                                                                                 1,375,322         14.43

FEDERAL AGENCY OBLIGATIONS
Mortgage Pass-Throughs(7)
Government National Mortgage Assn.:                                                                 5.31
6.00% 2028                                                             1,968             1,951
6.50% 2008-2028                                                       31,879           32,240
6.63% 2022-2023(6)                                                    10,297           10,450
6.88% 2022-2024(6)                                                    82,636           83,660
7.00% 2008-2026(6)                                                   194,238         198,480
7.50% 2007-2028                                                       82,094           84,683
8.00% 2017-2026                                                       26,535           27,648
8.50% 2020-2028                                                       22,285           23,696
9.00% 2009-2022                                                       17,907           19,269
9.50% 2009-2021                                                       14,756           12,746
10.00% 2017-2019                                                       6,384             6,931
10.50% 2015-2019                                                         291                319
11.00% 2013-2016                                                         729                815
12.00% 2014-2015                                                       3,027             3,405
12.50% 2010-2015                                                         582                663
13.25% 2014                                                               77                   88
Fannie Mae:                                                                                         2.27
6.00% 2013-2014                                                       40,435           40,536
6.16% 2033(6)                                                         28,243           28,411
6.50% 2013-2028                                                       29,356           29,762
7.00% 2009-2028                                                       46,845           47,799
7.50% 2009-2028                                                        8,062             8,289
7.69% 2026(6)                                                          9,562             9,794
8.00% 2023                                                             1,889             1,965
8.28% 2002(6)                                                          6,992             7,245
8.50% 2009-2027                                                        6,663             6,979
9.00% 2018-2025                                                        3,247             3,450
9.50% 2009-2025                                                        2,895             3,096
10.00% 2018-2025                                                       9,101             9,803
10.50% 2012-2019                                                       2,893             3,161
11.00% 2015-2020                                                       1,875             2,070
11.25% 2014                                                               31                   34
11.50% 2010-2014                                                         147                165
12.00% 2015-2028                                                         985             1,126
12.50% 2015                                                            1,178             1,362
13.00% 2015-2028                                                       9,432           11,215
15.00% 2013                                                               45                   54
Freddie Mac:                                                                                         .68
6.00% 2013                                                            13,959           14,007
7.50% 2012                                                            15,919           16,367
8.00%  2003-2010                                                       2,776             2,836
8.25% 2007                                                             1,753             1,818
8.50% 2002-2020                                                       18,411           19,222
8.75% 2008                                                             2,176             2,283
9.00% 2021                                                               574                612
10.00% 2011-2019                                                         147                158
10.50% 2020                                                            1,839             2,038
10.75% 2010                                                               66                   72
11.50% 2000                                                               18                   20
12.00% 2016-2017                                                       2,189             2,493
12.50% 2015-2019                                                       1,985             2,288
12.75% 2019                                                              359                414
13.00% 2014                                                               30                   35
13.50% 2018                                                               10                   12
13.75% 2014                                                               12                   14
                                                                                     788,049        8.26

Collateralized Mortgage Obligations (7)
Fannie Mae:                                                                                          .43
Series 1991-146, Class Z, 8.00% 2006                                   4,771             4,923
Series 1990-93, Class G, 5.50% 2020                                      887                871
Series 1991-2, Class Z, 6.50% 2021                                    15,584           15,662
Series 1993-247, Class Z, 7.00% 2023                                   4,230             4,281
Series 1994-4, Class ZA, 6.50% 2024                                    3,782             3,726
Series 1997-28, Class C, 7.00% 2027                                    7,000             7,168
Series 1998-W5, Class B3, 6.50% 2028(2)                                4,900             4,318
Freddie Mac:                                                                                         .36
Series 1849, Class Z, 6.00% 2008                                       5,836             5,794
Series 1716, Class A, 6.50% 2009                                       4,750             4,772
Series 41, Class F, 10.00% 2020                                        3,168             3,440
Series 178, Class Z, 9.25% 2021                                        2,704             2,854
Series 1657, Class SA, 6.988% 2023(6)(9)                               7,520             6,535
Series 1673, Class SA, 5.245% 2024(6)(9)                               7,879             6,224
Series 1948, Class PJ, 6.65% 2027                                      3,000             3,019
Series 2030, Class F, 6.035% 2028(6)                                   2,152             2,161
                                                                                       75,748        .79

Other
Fannie Mae:
7.70% 2004                                                            12,500           12,688        .29
Medium-Term Note, 6.75% 2028                                          15,000           15,005
Federal Home Loan Bank Bonds:
6.27% 2004                                                             5,000             4,987       .16
7.013% 2007                                                           10,000           10,080
                                                                                       42,760        .45

GOVERNMENT & GOVERNMENTAL BODIES (EXCLUDING U.S. GOVERNMENT)
Hellenic Republic:                                                                                  1.22
8.90% 2004                                                    GRD4,900,000             18,759
2.90% 2007                                                    YEN1,270,000             11,439
8.80% 2007                                                    GRD6,500,000             25,835
6.95% 2008                                                            $4,500             4,830
8.60% 2008                                                   GRD13,320,000             52,966
7.50% 2013                                                           620,000             2,344
Canadian Government:                                                                                1.06
9.00% 2004                                                        C$20,000             15,806
4.25% 2021(10)                                                        23,229           15,426
4.25% 2026(10)                                                       105,154           69,936
Deutschland Republic:                                                                                .87
8.00% 2002                                                        DM34,050             23,541
5.25% 2008                                                            90,000           59,595
Bundesrepublik:                                                                                      .78
7.125% 2003                                                           22,250           15,201
7.50% 2004                                                            32,000           22,997
Treuhandanstalt:
7.125% 2002                                                           24,000           16,377
6.00% 2007                                                            29,000           19,990
Japanese Government 1.50% 2008                                YEN7,300,000             61,359        .64
Spanish Government 6.00% 2008                                 Pta6,000,000             48,665        .51
United Kingdom:                                                                                      .49
8.50% 2005                                                    POUNDS17,000             35,013
8.00% 2015                                                            $5,000           11,782
Polish Government:                                                                                   .38
12.00% 2001                                                      PLZ20,000               5,792
13.00% 2001                                                           25,000             7,340
12.00% 2002                                                            8,375             2,443
12.00% 2003                                                           70,000           20,870
Norwegian Government 6.75% 2007                                 NOK155,000             22,240        .23
Italian Government BTPS 6.00% 2007                            Lr31,375,000             21,691        .23
Netherland Government 5.50% 2028                                 NLG34,000             20,035        .21
Kingdom of Denmark 6.00% 2009                                    DKr90,000             16,149        .17
Ontario (Province of):                                                                               .15
7.75% 2002                                                            $3,500             3,773
5.50% 2008                                                            10,750           10,791
New Zealand Government 4.50%  2016(10)                           NZ$27,210             14,187        .15
United Mexican States Government Eurobonds:                                                          .13
Global, 11.375% 2016                                                  $9,015             9,493
Series A, 6.25% 2019                                                   1,000                778
Global, 11.50% 2026                                                    2,125             2,274
Argentina (Republic of):                                                                             .12
Eurobonds, Series L, 6.188% 2005(6)                                      235                199
Units 11.00% 2005(4)                                                   5,000             5,011
11.00% 2006                                                            1,500             1,485
11.75% 2007                                                       ARP2,650               2,255
11.375% 2017                                                          $1,500             1,504
9.75% 2027                                                             1,050                937
Swedish Government 6.50% 2008                                    SKr60,000               8,689       .09
Quebec (Province of):                                                                                .09
8.625% 2005                                                           $2,250             2,587
13.25% 2014                                                            5,500             6,035
Hungarian Government 13.00% 2003                              HUF1,800,000               8,463       .09
Panama (Republic of):(6)                                                                             .07
Interest Reduction Bond 4.00% 2014(2)                                 $6,500             4,908
Past Due Interest Bond, 6.688% 2016(2)                                 1,582             1,186
Past Due Interest Eurobond 6.688% 2016                                   264                198
Venezuela (Republic of):(6)                                                                          .03
Front Loaded Interest Reduction Bonds:
 Series A, 6.125% 2007                                                   810                514
 Series B, 6.125% 2007                                                   202                129
Eurobond 5.9375% 2007                                                  4,071             2,606
Mendoza (Province of) 10.00% 2007(2)                                   4,150             2,947       .03
Philippines (Republic of):                                                                           .03
8.875% 2008                                                            1,750             1,748
8.75% 2016                                                             1,000                991
Manitoba (Province of) 9.625% 1999                                     2,000             2,017       .02
Poland (Republic of) Past Due Interest                                 2,000             1,875       .02
Registered Bond 5.00% 2014
Peru (Republic of) Past Due Interest Eurobond 4.00% 2017(6)              750                47       .00
Ecuador (Republic of) Past Due Interest:(6)                                                          .00
Registered Bond 6.625% 2015                                              283                115
Bearer Bond 6.625% 2015                                                  424                173
Discount Bond 6.625% 2025                                                250                130
Brazil (Federal Republic of), Debt Conversion                            500                26       .00
Bond, Series L, 6.188% 2012(6)
                                                                                     747,153        7.81

FLOATING RATE EURODOLLAR NOTES (UNDATED)(6)
Bank of Scotland 7.00% (2)                                            30,000           29,944        .31
National Westminster Bank PLC 7.75%                                   23,000           24,268        .26
Canadian Imperial Bank of Commerce 5.813%                             25,000           19,187        .20
Standard Chartered Bank:
5.275%                                                                 5,000             3,063       .13
5.625%                                                                15,000             9,050
Bank of Nova Scotia 5.813%                                            10,000             7,700       .08
BCI U.S. Funding Trust I 8.01% (2)                                     8,000             7,683       .08
Hongkong and Shanghai Banking Corp. 6.06%                             10,000             7,351       .08
Lloyds Bank (#2) 5.438%                                                8,000             6,560       .07
Allied Irish Banks Ltd. 5.75%                                          7,000             5,985       .06
Merita Bank Ltd. 7.15% (2)                                             4,000             3,870       .04
Midland Bank 5.375%                                                    5,000             3,847       .04
Bergen Bank 5.813%                                                     5,000             3,586       .04
National Bank of Canada 5.047%                                         5,000             3,550       .04
Christiana Bank Og Kreditkasse 5.625%                                  4,000             2,920       .03
                                                                                     138,564        1.46

OTHER SECURITIES & MISCELLANEOUS                                     Shares

STOCKS AND WARRANTS
NEXTEL Communications, Inc., Class A(11)                             122,392             2,892       .03
NEXTEL Communications, Inc. warrants, expire 1999 (5)(11)             38,750                     5
Verio Inc., warrants, expire 2004 (11)                                52,200             2,610       .03
Cellular Communications International, Inc.                           15,071             1,206       .02
warrants, expire 2003 (11)
CellNet Data Systems, Inc. (11)                                      219,400             1,097       .01
NTL Inc., warrants, expire 2008 (2)(5)(11)                            26,362                79       .01
Protection One Alarm Monitoring, Inc. warrants, expire 2005           54,400                40       .01
ICG Communications, Inc. (formerly IntelCom Group,                    19,800                31       .00
Inc.), warrants, expire 2005 (2)(11)
Discovery Zone, Inc. (5)(8)                                           13,966                         .00
                                                                                         9,397       .11

MISCELLANEOUS
Investment securities in initial period of acquisition                                 14,944        .17

TOTAL BONDS, NOTES AND EQUITY SECURITIES (cost:  $8,993,173,000)             8,922,440            93.53

                                                                  Principal   Market
                                                                    Amount     Value           Percent of
SHORT-TERM SECURITIES                                                 (000)     (000)          Net Assets

COMMERCIAL PAPER
Associates First Capital Corp.:
5.125 due 1/4/99                                                      25,000           24,986        .67
5.31% due 1/14/99                                                     38,700           38,620
A .I. Credit Corp.:
5.05% due 1/5/99                                                       7,600             7,595       .53
5.02% due 1/6/99                                                      10,000             9,991
5.13%-5.15% due 1/14/99                                               33,500           33,433
Johnson & Johnson 5.00% due 1/4/99(2)                                 50,000           49,972        .52
Commercial Credit Co. 5.16% due 1/21/99                               37,500           37,387        .39
Ameritech Corp.:
5.00% due 1/11/99 (2)                                                 25,000           24,962        .39
5.04% due 1/12/99 (2)                                                 12,000           11,980
American General Finance Corp. 5.32% due 1/19/99                      36,500           36,401        .38
Household Finance Corp. 5.03 due 1/22/99                              36,000           35,887        .38
Xerox Capital (Europe) PLC 5.27% due 1/14/99                          30,500           30,439        .32
Amoco Co. 5.12% due  2/8/99                                           30,000           29,836        .31
Eastman Kodak Co.:
5.26% due 5.26% 1/12/99                                               20,000           19,965        .30
5.45% due 1/28/99                                                      9,000             8,962
Gillette Co. 5.10% due 1/4/99(2)                                      25,000           24,986        .26
Lucent Technologies Inc. 5.03% due 1/8/99                             25,000           24,972        .26
St. Paul Companies Inc. 5.32% due 1/12/99(2)                          25,000           24,956        .26
Arco British Ltd. 5.14% due 1/15/99(2)                                21,000           20,955        .22
National Rural Utilities Cooperative Finance Corp.:
5.00% due 1/11/99                                                      1,500             1,497       .22
5.00% due 2/11/99                                                     19,400           19,285
Chevron Transport Corp. 5.20% due 1/21/99(2)                          20,000           19,940        .21

TOTAL SHORT-TERM SECURITIES (COST $537,004,000)                                      537,007        5.62
TOTAL INVESTMENT SECURITIES (COST $9,530,177,000)                                9,459,447         99.15
Excess of cash and receivables over payables                                           81,146        .85
NET ASSETS                                                                   $  9,540,593       100.00%


1  Step bond; coupon rate will increase at a later date.

2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers;
resale to the public may require registration.
3 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
4 Purchased as a unit; issue was separated but reattached for reporting purposes.
5 Valued under procedures established by the Board of Directors.

6 Coupon rate may change periodically.

7 Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturities is shorter than the stated maturity.
8 Company not making interest or dividend payments;
bankruptcy proceedings pending.
9 Inverse floater, which is a floating-rate note whose interest rate moves in the opposite direction of prevailing interest rates.
10 Index-linked bond whose principal amount moves with a government retail price index.
11 Non-income-producing security.




See Notes to Financial Statements

The Bond Fund of America
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
at December 31,1998                                    (dollars in         thousands)
Assets:
Investment securities at market
 (cost: $9,530,177)                                                        $9,459,447
Cash                                                                           12,038
Receivables for--
 Sales of investments                                      $41,851
 Sales of fund's shares                                     23,979
 Dividends and accrued interest                            138,030            203,860
                                                      ------------    ---------------
                                                                            9,676,206
Liabilities:
Payables for--
 Purchases of investments                                  105,630
 Repurchases of fund's shares                               22,385
 Forward currency contracts                                  3,243
 Management services                                         2,641
 Accrued expenses                                            1,714            135,613
                                                      ------------    ---------------
Net Assets at at December 31,1998--
 Equivalent to $13.61 per share on
  701,079,276 shares of $1 par value
 capital stock outstanding (authorized
 capital stock - 1,000,000,000 shares)                                     $9,540,593
                                                                      ===============
STATEMENT OF OPERATIONS
for the year ended at December 31,1998                 (dollars in         thousands)
Investment Income:
Income:
 Interest                                                 $666,776
 Dividends from investment in stocks                        13,913           $680,689
                                                      ------------
Expenses:
 Management services fee                                    28,879
 Distribution expenses                                      22,380
 Transfer agent fee                                          5,411
 Reports to shareholders                                       173
 Registration statement and prospectus                         452
 Postage, stationery and supplies                              770
 Directors' fees                                                69
 Auditing and legal fees                                        58
 Custodian fee                                                 522
 Taxes other than federal income tax                            60
 Other expenses                                                 62             58,836
                                                      ------------    ---------------
Net investment income                                                         621,853
                                                                      ---------------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                              45,203
Net change in unrealized
 appreciation (depreciation) on:
 Investments                                              (217,264)
 Open forward currency contracts                            (8,303)
                                                      ------------
  Net unrealized depreciation                                                (225,567)
                                                                      ---------------
 Net realized gain and
  unrealized depreciation
  on investments                                                             (180,364)
                                                                      ---------------
Net Increase in Net Assets Resulting                                         $441,489
 from Operations                                                      ===============




STATEMENT OF CHANGES IN NET ASSETS                     (dollars in         thousands)

                                                        Year ended        December 31
                                                              1998               1997

Operations:
Net investment income                                     $621,853           $520,154
Net realized gain on investments                            45,203             99,025
Net unrealized (depreciation) appreciation
 on investments                                           (225,567)            44,044
                                                      ------------    ---------------
 Net increase in net assets
  resulting from operations                                441,489            663,223
                                                      ------------    ---------------
Dividends and Distributions Paid to
 Shareholders:
 Dividends from net
  investment income                                       (612,126)          (526,643)
 Distributions from net realized gain
  on investments                                           (92,338)                 -
                                                      ------------    ---------------
Total dividends and distributions                         (704,464)          (526,643)
                                                      ------------    ---------------
Capital Share Transactions:
Proceeds from shares sold:
 219,927,964 and 159,869,358
 shares, respectively                                    3,045,786          2,214,949
Proceeds from shares issued in
 reinvestment of net investment
 income dividends:
 40,515,125 and 28,414,675 shares,
 respectively                                              559,111            393,612
Cost of shares repurchased:
 143,192,216 and 113,580,749
 shares, respectively                                   (1,977,460)        (1,571,399)
                                                      ------------    ---------------
 Net increase in net assets
  resulting from capital share
  transactions                                           1,627,437          1,037,162
                                                      ------------    ---------------
Total Increase in Net Assets                             1,364,462          1,173,742

Net Assets:
Beginning of year                                        8,176,131          7,002,389
                                                      ------------    ---------------
End of year (including
 undistributed net investment
 income: $(1,158) and $11,969
 respectively)                                          $9,540,593         $8,176,131
                                                      ============    ===============



See Notes to Financial Statements



 Notes To Financial Statements

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the- counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest and dividend income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

 FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

  FEDERAL INCOME TAXATION - It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
 As of December 31, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $70,730,000, of which $284,851,000 related to appreciated securities and $355,581,000 related to depreciated securities. During the year ended December 31, 1998, the fund realized, on a tax basis, a net capital gain of $60,804,000 on securities transactions. Net losses related to non-U.S. currency transactions of $23,368,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $9,530,177,000 at December 31, 1998.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES -

  INVESTMENT ADVISORY FEE - The fee of $28,879,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; 0.16% of such assets in excess of $3 billion but not exceeding $6 billion; 0.15% of such assets in excess of $6 billion but not exceeding $10 billion; and 0.14% of such assets in excess of $10 billion; plus 2.25% on the first $8,333,333 of the fund's monthly gross investment income; and 2.00% of such income in excess of $8,333,333. The Board of Directors approved this amended agreement effective November 1, 1998, which reduced the income-based fee from 3.00% on the first $450,000 of the fund's monthly gross investment income; 2.25% of such income in excess of $450,000 but not exceeding $8,333,333; and 2.00% of such income in excess of $8,333,333. In addition, CRMC agreed, effective September 1, 1998, to waive any fees in excess of what it would have received under the new fee schedule. Had such a waiver not taken place, the fee for management services would have been $28,886,000.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1998, distribution expenses under the Plan were limited to $22,380,000. Had no limitation been in effect, the fund would have paid $23,472,000 in distribution expenses under the Plan. As of December 31, 1998, accrued and unpaid distribution expenses were $1,714,000.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,117,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $5,411,000.

 DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $130,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

3.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES -

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,141,553,000 and $5,478,437,000, respectively, during the year ended December 31, 1998.

 As of December 31, 1998, there was no accumulated undistributed net realized gain on investments and additional paid-in capital was $8,911,014,000. The fund reclassified $15,601,000 of realized currency losses from accumulated net realized losses to undistributed net investment income in the year ended December 31, 1998. The fund also reclassified $9,242,000 and $7,253,000 from accumulated net realized losses and undistributed net investment income, respectively, to additional paid-in capital in the year ended December 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $522,000 includes $315,000 that was paid by these credits rather than in cash.

 Net realized currency losses on interest and sales of non-U.S. bonds and notes, on a book basis, were $24,085,000 for the year ended December 31, 1998.

 At December 31, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:



                                                                   Contract            Amount
                                                                -----------        ----------

Non-U.S. Currency Sales Contracts                                  Non-U.S.              U.S.

Australian Dollars                                  A$            2,489,000        $1,557,000
expiring 1/27/1999
British Pounds expiring                         Pounds           50,459,000        84,120,000
1/15/1999 to 8/10/1999
German Deutsche Marks                               DM           91,333,000        54,885,000
expiring 1/28/1999 to 3/11/1999
Japanese Yen expiring 2/24/1999                    Yen        1,000,000,000         8,403,000
New Zealand Dollars expiring                       NZ$           25,798,000        13,557,000
1/15/1999 to 1/27/1999
                                                                                   ----------

                                                                                 $162,522,000
                                                                                    =========

                                                            U.S. Valuations       at 12/31/98
                                                                 ----------        ----------
                                                                                   Unrealized
                                                                                 Appreciation
                                                                     Amount    (Depreciation)

Non-U.S. Currency Sales Contracts                                $1,525,000           $32,000

Australian Dollars                                               83,596,000           524,000
expiring 1/27/1999
British Pounds expiring                                          54,865,000            20,000
1/15/1999 to 8/10/1999
German Deutsche Marks                                             8,861,000          (458,000)
expiring 1/28/1999 to 3/11/1999                                  13,580,000           (23,000)
Japanese Yen expiring 2/24/1999
New Zealand Dollars expiring                                     ----------        ----------
1/15/1999 to 1/27/1999
                                                               $162,427,000           $95,000
                                                                  =========         =========

Per-Share Data and Ratios


                                                                    Year      ended   December         31
                                                           1998      1997      1996       1995       1994
Net Asset Value, Beginning of Year                      $14.00    $13.75     $13.88     $12.69     $14.45
                                                       -------   -------    -------    -------    -------
 Income from Investment Operations:
  Net investment income                                   0.94      0.98       1.02       1.05       1.05
  Net gains or losses on securities (both                (0.24)     0.25      (0.13)      1.18      (1.76)
   realized and unrealized)                            -------   -------    -------    -------    -------
   Total from investment operations                       0.70      1.23       0.89       2.23      (0.71)
                                                       -------   -------    -------    -------    -------

 Less Distributions:
  Dividends (from net investment income)                 (0.95)    (0.98)     (1.02)     (1.04)     (1.05)
  Distributions (from capital gains)                     (0.14)        -          -          -          -
                                                       -------   -------    -------    -------    -------
   Total distributions                                   (1.09)    (0.98)     (1.02)     (1.04)     (1.05)
                                                       -------   -------    -------    -------    -------
Net Asset Value, End of Year                            $13.61    $14.00     $13.75     $13.88     $12.69
                                                       =======   =======    =======    =======    =======

Total Return*                                            5.17%     9.24%      6.71%     18.25%    (5.02%)

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                  $9,541    $8,176     $7,002     $6,290     $4,941
 Ratio of expenses to average net assets                   0.66      0.68      .71%       .74%       .69%
 Ratio of net income to average net assets               6.94%     6.95%      7.47%      7.87%      7.77%
 Portfolio turnover rate                                66.25%    51.96%     43.43%     43.80%     56.98%


*Excludes maximum sales charge of 4.75%

Independent Auditors' Report

To the Board of Directors and Shareholders of The Bond Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the "fund"), including the investment portfolio as of December 31,1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California


January 29, 1999
Tax Information (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represent qualifying dividends.

 Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 15% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

 The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.
Shareholders should consult their tax advisers.


                               PART C
                   THE BOND FUND OF AMERICA, INC.
                       OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
(b) Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
(c) Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
(d) Previously filed (see Post-Effective Amendment No. 43 filed 12/30/98).
(e) Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
(f) None.
(g) Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
(h) None.
(I) Not applicable to this filing.
(j) Consent of Independent Auditors .
(k) None.
(l) None.
(m) Previously filed (see Post-Effective Amendment No. 41 filed 2/28/97).
(n) EX-27 Financial data schedule (EDGAR)
(o) None.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

ITEM 25. INDEMNIFICATION (CONT.)

  Article VIII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (1) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (2) its officers to the same extent it shall indemnify its directors; and (3) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940."

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


(B)   (1)                                  (2)                           (3)

      NAME AND PRINCIPAL                   POSITIONS AND OFFICES         POSITIONS AND OFFICES
      BUSINESS ADDRESS                     WITH UNDERWRITER              WITH REGISTRANT



      DAVID L. ABZUG                       REGIONAL VICE PRESIDENT       NONE

      27304 PARK VISTA ROAD

      AGOURA HILLS, CA 91301



      JOHN A. AGAR                         VICE PRESIDENT                NONE

      1501 N. UNIVERSITY DRIVE,
      SUITE 227A

      LITTLE ROCK, AR 72207



      ROBERT B. APRISON                    VICE PRESIDENT                NONE

      2983 BRYN WOOD DRIVE

      MADISON, WI 53711



L     WILLIAM W. BAGNARD                   VICE PRESIDENT                NONE



      STEVEN L. BARNES                     SENIOR VICE PRESIDENT         NONE

      5400 MT. MEEKER ROAD
      SUITE 1



      BOULDER, CO  80301-3508



B     CARL R. BAUER                        ASSISTANT VICE PRESIDENT      NONE







      MICHELLE A. BERGERON                 SENIOR VICE PRESIDENT         NONE

      4160 GATESWALK DRIVE

      SMYRNA, GA 30080



      JOSEPH T. BLAIR                      SENIOR VICE PRESIDENT         NONE
      27 DRUMLIN ROAD
      WEST SIMSBURY, CT  06092



      JOHN A. BLANCHARD                    VICE PRESIDENT                NONE
      6421 ABERDEEN ROAD
      MISSION HILLS, KS 66208



      IAN B. BODELL                        SENIOR VICE PRESIDENT         NONE

      P.O. BOX 1665
      BRENTWOOD, TN  37024-1665



      MICHAEL L. BRETHOWER                 SENIOR VICE PRESIDENT         NONE

      2320 NORTH AUSTIN AVENUE
      GEORGETOWN, TX  78626



      C. ALAN BROWN                        REGIONAL VICE PRESIDENT       NONE

      4129 LACLEDE AVENUE
      ST. LOUIS, MO  63108



B     J. PETER BURNS                       VICE PRESIDENT                NONE



      BRIAN C. CASEY                                                                     NONE
      REGIONAL VICE PRESIDENT
      8002 GREENTREE ROAD
      BETHESDA, MD 20817



      VICTOR C. CASSATO                    SENIOR VICE PRESIDENT         NONE

      609 W. LITTLETON BLVD.,
      SUITE 310

      LITTLETON, CO  80120



      CHRISTOPHER J. CASSIN                SENIOR VICE PRESIDENT         NONE

      111 W. CHICAGO AVENUE,
      SUITE G3

      HINSDALE, IL 60521



      DENISE M. CASSIN                      VICE PRESIDENT               NONE

      1301 STONEY CREEK DRIVE

      SAN RAMON, CA 94538



L     LARRY P. CLEMMENSEN                  DIRECTOR                      NONE







L     KEVIN G. CLIFFORD                    DIRECTOR, PRESIDENT AND       NONE
                                           CO-CHIEF EXECUTIVE
                                           OFFICER



      RUTH M. COLLIER                      SENIOR VICE PRESIDENT         NONE
      145 WEST 67TH ST., #12K
      NEW YORK, NY  10023



S     DAVID COOLBAUGH                      ASSISTANT VICE PRESIDENT      NONE



      THOMAS E. COURNOYER                  VICE PRESIDENT                NONE
      2333 GRANADA BOULEVARD
      CORAL GABLES, FL  33134



      DOUGLAS A. CRITCHELL                 SENIOR VICE PRESIDENT         NONE
      3521 RITTENHOUSE STREET, N.W.
      WASHINGTON, D.C.  20015



L     CARL D. CUTTING                      VICE PRESIDENT                NONE



      DANIEL J. DELIANEDIS                 REGIONAL VICE PRESIDENT       NONE

      8689 BRAXTON DRIVE

      EDEN PRAIRIE, MN 55347



      MICHAEL A. DILELLA                   VICE PRESIDENT                NONE
      P. O. BOX 661
      RAMSEY, NJ  07446



      G. MICHAEL DILL                      SENIOR VICE PRESIDENT         NONE

      505 E. MAIN STREET

      JENKS, OK 74037



      KIRK D. DODGE                        SENIOR VICE PRESIDENT         NONE

      633 MENLO AVENUE, SUITE 210

      MENLO PARK, CA 94025



      PETER J. DORAN                       SENIOR VICE PRESIDENT         NONE

      1205 FRANKLIN AVENUE

      GARDEN CITY, NY 11530



L     MICHAEL J. DOWNER                    SECRETARY                     VICE PRESIDENT



      ROBERT W. DURBIN                     VICE PRESIDENT                NONE
      74 SUNNY LANE
      TIFFIN, OH  44883





I     LLOYD G. EDWARDS                     SENIOR VICE PRESIDENT         NONE



L     PAUL H. FIEBERG                      SR. VICE PRESIDENT            NONE



      JOHN R. FODOR                        VICE PRESIDENT                NONE
      15 LATISQUAMA ROAD
      SOUTHBOROUGH, MA 01772



      CLYDE E. GARDNER                     SENIOR VICE PRESIDENT         NONE
      ROUTE 2, BOX 3162
      OSAGE BEACH, MO  65065



B     EVELYN K. GLASSFORD                  VICE PRESIDENT                NONE



      JEFFREY J. GREINER                   VICE PRESIDENT                NONE

      12210 TAYLOR ROAD
      PLAIN CITY, OH 43064



L     PAUL G. HAAGA, JR.                   DIRECTOR                      CHAIRMAN OF THE BOARD



B     MARIELLEN HAMANN                     ASSISTANT VICE PRESIDENT      NONE



      DAVID E. HARPER                      SENIOR VICE PRESIDENT         NONE
      R.D. 1, BOX 210, RTE 519
      FRENCHTOWN, NJ  08825



      RONALD R. HULSEY                     VICE PRESIDENT                NONE
      6744 AVALON
      DALLAS, TX  75214



      ROBERT S. IRISH                      REGIONAL VICE PRESIDENT       NONE

      1225 VISTA DEL MAR DRIVE

      DELRAY BEACH, FL 33483



L     ROBERT L. JOHANSEN                   VICE PRESIDENT,               NONE
                                           CONTROLLER



      MICHAEL J. JOHNSTON                  DIRECTOR                      NONE
      630 FIFTH AVE., 36TH FLOOR
      NEW YORK, NY 10111-0121



B     DAMIEN M. JORDAN                     VICE PRESIDENT                NONE







      ARTHUR J. LEVINE                     SENIOR VICE PRESIDENT         NONE
      12558 HIGHLANDS PLACE
      FISHERS, IN  46038



B     KARL A. LEWIS                        ASSISTANT VICE PRESIDENT      NONE



      T. BLAKE LIBERTY                     REGIONAL VICE PRESIDENT       NONE

      5506 EAST MINERAL LANE

      LITTLETON, CO 80122



      MARK J. LIEN                         REGIONAL VICE PRESIDENT       NONE

      5570 BEECHWOOD TERRACE

      WEST DES MOINES, IA 50266



L     LORIN E. LIESY                       ASSISTANT VICE PRESIDENT      NONE



L     SUSAN G. LINDGREN                    VICE PRESIDENT -              NONE
                                           INSTITUTIONAL INVESTMENT
                                           SERVICES DIVISION



LW    ROBERT W. LOVELACE                   DIRECTOR                      NONE



      STEPHEN A. MALBASA                   VICE PRESIDENT                NONE
      13405 LAKE SHORE BLVD.
      CLEVELAND, OH  44110



      STEVEN M. MARKEL                     SENIOR VICE PRESIDENT         NONE

      5241 SOUTH RACE STREET

      LITTLETON, CO 80121



L     JOHN C. MASSAR                       DIRECTOR, SENIOR VICE         NONE
                                           PRESIDENT



L     E. LEE MCCLENNAHAN                   SENIOR VICE PRESIDENT         NONE



L     JAMIE R. MCCRARY                     ASSISTANT VICE PRESIDENT      NONE



S     JOHN V. MCLAUGHLIN                   SENIOR VICE PRESIDENT         NONE



      TERRY W. MCNABB                      VICE PRESIDENT                NONE
      2002 BARRETT STATION ROAD
      ST. LOUIS, MO  63131



L     R. WILLIAM MELINAT                   VICE PRESIDENT -              NONE
                                           INSTITUTIONAL
                                           INVESTMENT SERVICES
                                           DIVISION







      DAVID R. MURRAY                      VICE PRESIDENT                NONE

      60 BRIANT AVENUE
      SUDBURY, MA 01776



      STEPHEN S. NELSON                    VICE PRESIDENT                NONE
      P.O. BOX 470528
      CHARLOTTE, NC  28247



      WILLIAM E. NOE                       REGIONAL VICE PRESIDENT       NONE
      304 RIVER OAKS ROAD
      BRENTWOOD, TN 37207



      PETER A. NYHUS                       VICE PRESIDENT                NONE
      3084 WILDS RIDGE COURT
      PRIOR LAKE, MN 55372



      ERIC P. OLSON                        VICE PRESIDENT                NONE
      62 PARK DRIVE
      GLENVIEW, IL 60025



      FREDRIC PHILLIPS                     SENIOR VICE PRESIDENT         NONE
      175 HIGHLAND AVENUE,
      4TH FLOOR
      NEEDHAM, MA 02194



B     CANDANCE D. PILGRIM                  ASSISTANT VICE PRESIDENT      NONE



      CARL S. PLATOU                       VICE PRESIDENT                NONE
      4021 96TH AVENUE, SE
      MERCER ISLAND, WA 98040



L     JOHN O. POST, JR.                    VICE PRESIDENT                NONE



S     RICHARD P. PRIOR                     ASSISTANT VICE PRESIDENT      NONE



      STEVEN J. REITMAN                    SENIOR VICE PRESIDENT         NONE
      212 THE LANE
      HINSDALE, IL  60521



      BRIAN A. ROBERTS                     VICE PRESIDENT                NONE
      11404 FOXHAVEN DRIVE
      CHARLOTTE, NC  28277



      GEORGE S. ROSS                       SENIOR VICE PRESIDENT         NONE
      55 MADISON AVENUE
      MORRISTOWN, NJ  07962



L     JULIE D. ROTH                        VICE PRESIDENT                NONE



L     JAMES F. ROTHENBERG                  DIRECTOR                      NONE



      DOUGLAS F. ROWE                      VICE PRESIDENT                NONE

      30008 OAKLAND HILLS DRIVE
      GEORGETOWN, TX 78628



      CHRISTOPHER ROWEY                    REGIONAL VICE PRESIDENT        NONE
      9417 BEVERLYWOOD STREET
      LOS ANGELES, CA 90034



      DEAN B. RYDQUIST                     SENIOR VICE PRESIDENT         NONE
      1080 BAY POINTE CROSSING
      ALPHARETTA, GA 30005



      RICHARD R. SAMSON                    SENIOR VICE PRESIDENT         NONE
      4604 GLENCOE AVENUE, #4
      MARINA DEL REY, CA  90292



      JOE D. SCARPITTI                     VICE PRESIDENT                NONE

      31465 ST. ANDREWS
      WESTLAKE, OH 44145



L     R. MICHAEL SHANAHAN                  DIRECTOR                      NONE



      DAVID W. SHORT                       DIRECTOR, CHAIRMAN OF         NONE
      1000 RIDC PLAZA, SUITE 212           THE BOARD AND CO-CHIEF
      PITTSBURGH, PA  15238-2941           EXECUTIVE OFFICER



      WILLIAM P. SIMON, JR.                SENIOR VICE PRESIDENT         NONE

      912 CASTLEHILL LANE
      DEVON, PA 91333



L     JOHN C. SMITH                        VICE PRESIDENT -              NONE
                                           INSTITUTIONAL INVESTMENT
                                           SERVICES DIVISION



      RODNEY G. SMITH                       VICE PRESIDENT               NONE

      100 N. CENTRAL EXPRESSWAY,
      SUITE 1214
      RICHARDSON, TX  75080



      ANTHONY L. SOAVE                     REGIONAL VICE PRESIDENT       NONE

      8831 MORNING MIST DRIVE

      CLARKSTON, MI 48348





      NICHOLAS D. SPADACCINI               REGIONAL VICE PRESIDENT       NONE
      855 MARKLEY WOODS WAY
      CINCINNATI, OH 45230



L     KRISTEN J. SPAZAFUMO                 ASSISTANT VICE PRESIDENT      NONE



      DANIEL S. SPRADLING                  SENIOR VICE PRESIDENT         NONE
      181 SECOND AVENUE, SUITE 228
      SAN MATEO, CA 94401



B     MAX D. STITES                        VICE PRESIDENT                NONE



      THOMAS A. STOUT                      REGIONAL VICE PRESIDENT       NONE

      3919 WHOOPING CRANE CIRCLE
      VIRGINIA BEACH, VA 23455



      CRAIG R. STRAUSER                    VICE PRESIDENT                NONE
      3 DOVER WAY
      LAKE OSWEGO, OR 97034



      FRANCIS N. STRAZZERI                  SENIOR VICE PRESIDENT        NONE
      31641 SADDLETREE DRIVE
      WESTLAKE VILLAGE, CA 91361



L     DREW TAYLOR                          ASSISTANT VICE PRESIDENT      NONE



S     JAMES P. TOOMEY                      VICE PRESIDENT                NONE



I     CHRISTOPHER E. TREDE                 VICE PRESIDENT                NONE



      GEORGE F. TRUESDAIL                  VICE PRESIDENT                NONE
      400 ABBOTSFORD COURT
      CHARLOTTE, NC  28270



      SCOTT W. URSIN-SMITH                 VICE PRESIDENT                NONE

      60 REEDLAND WOODS WAY
      TIBURON, CA 94920



L     JOHN DAVID VIALE                     REGIONAL VICE PRESIDENT       NONE



      THOMAS E. WARREN                     REGIONAL VICE PRESIDENT       NONE

      119 FAUBEL STREET
      SARASOTA, FL 34242



L     J. KELLY WEBB SR.                    SENIOR VICE PRESIDENT,        NONE
                                           TREASURER



      GREGORY J. WEIMER                    VICE PRESIDENT                NONE
      206 HARDWOOD DRIVE
      VENETIA, PA  15367



B     TIMOTHY W. WEISS                     DIRECTOR                       NONE



      GEORGE J. WENZEL                     REGIONAL VICE PRESIDENT       NONE

      3406 SHAKESPEARE DRIVE

      TROY, MI 48084



B     LAURA L. WIMBERLY                    VICE PRESIDENT                NONE



H     MARSHALL D. WINGO                    DIRECTOR, SENIOR VICE         NONE
                                           PRESIDENT



L     ROBERT L. WINSTON                    DIRECTOR, SR. VICE            NONE
                                           PRESIDENT



      WILLIAM R. YOST                      VICE PRESIDENT                NONE
      9320 OVERLOOK TRAIL
      EDEN PRAIRIE, MN  55347



      JANET M. YOUNG                       REGIONAL VICE PRESIDENT       NONE
      1616 VERMONT
      HOUSTON, TX  77006



      SCOTT D. ZAMBON                      REGIONAL VICE PRESIDENT       NONE
      2887 PLAYER LANE
      TUSTIN RANCH, CA 92782



____________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

(c) None.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS (CONT.)

 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78230, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23514.

 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York, 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the ??rd day of February, 1999.

   THE BOND FUND OF AMERICA, INC.
   By  /s/ Paul G. Haaga, Jr.
      (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on February ??, 1999, by the following persons in the capacities indicated.

         SIGNATURE                                TITLE
(1)      Principal Executive Officer:
         /s/ Abner D. Goldstine                   President and Director
            (Abner D. Goldstine)
(2)      Principal Financial Officer and
         Principal Accounting Officer:
         /s/ Anthony W. Hynes, Jr.                Treasurer
            (Anthony W. Hynes, Jr.)
(3)      Trustees:
         H. Frederick Christie*                   Director
         Don R. Conlan*                           Director
         Diane C. Creel*                          Director
         Martin Fenton, Jr.*                      Director
         Leonard R. Fuller*                       Director
         /s/ Abner D. Goldstine                   President and Director
            (Abner D. Goldstine)
         /s/ Paul G. Haaga, Jr.                   Chairman and Director
            (Paul G. Haaga, Jr.)
         Herbert Hoover III*                      Director
         Richard G. Newman*                       Director

*By
 Julie F. Williams, Attorney-in-Fact

  Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
     /s/ Michael J. Downer
       (Michael J. Downer)
                     The Bond Fund of America, Inc. -- C-13